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SCHEDULE 14A
RULE 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

                        April 8, 2003

Dear Stockholders:

        You are cordially invited to attend Starwood's Annual Meeting of Stockholders, which is being held on Friday, May 9, 2003, at 10:00 a.m. (local time), at the Sheraton Inner Harbor Hotel, 300 S. Charles Street, Baltimore, Maryland 21201.

        At this year's Annual Meeting, you will be asked to (i) elect three directors and (ii) ratify the appointment of Ernst & Young LLP as Starwood's independent auditors for 2003. In addition, three stockholder proposals have been submitted for your consideration.

        Your vote is important. Whether you plan to attend the meeting or not, please complete, sign and return the enclosed proxy card promptly or authorize a proxy by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy card. If you decide to attend the meeting, you will be able to vote in person even if you have previously submitted your proxy.

        We appreciate your continued support and interest in Starwood.

                        Very truly yours,

                        Barry S. Sternlicht
                         Chairman and Chief Executive Officer

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
OF
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
A Maryland Corporation

DATE:	May 9, 2003
TIME:	10:00 a.m., local time
PLACE:	Sheraton Inner Harbor Hotel 300 S. Charles Street Baltimore, Maryland 21201
ITEMS OF BUSINESS:	1. To elect three Directors for a term of three years.
2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.
3. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors establish a policy of expensing the costs of future stock option grants.
4. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors adopt an executive compensation policy to grant indexed stock options to senior executives.
5. To vote on a stockholder proposal, if properly presented at the meeting, to declassify the Board of Directors.
6. To transact such other business as may properly come before the meeting.
RECORD DATE:	Holders of record of the Company's stock at the close of business on March 20, 2003 are entitled to vote at the meeting.
ANNUAL REPORT:	The Company's 2002 Annual Report on Form 10-K, which is not a part of the proxy soliciting material, is enclosed.
PROXY VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders can authorize a proxy over the Internet or by telephone. If Internet or telephone authorization is available to you, instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. Your promptness will assist us in avoiding additional solicitation costs.
Kenneth S. Siegel Corporate Secretary

April 8, 2003
White Plains, New York

Table of Contents

WHO CAN HELP ANSWER YOUR QUESTIONS	i
THE ANNUAL MEETING AND VOTING—QUESTIONS AND ANSWERS	1
CORPORATE GOVERNANCE	4
ELECTION OF DIRECTORS	4
CHANGE IN INDEPENDENT AUDITORS	9
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	9
STOCKHOLDER PROPOSALS	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	16
EXECUTIVE COMPENSATION	20
COMPENSATION AND OPTION COMMITTEE REPORT	27
STOCKHOLDER RETURN PERFORMANCE	29
AUDIT COMMITTEE REPORT	29
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	30
OTHER MATTERS	34
SOLICITATION COSTS	34
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	34
CORPORATE GOVERNANCE GUIDELINES	A-1
AUDIT COMMITTEE CHARTER	B-1

WHO CAN HELP ANSWER YOUR QUESTIONS?

        If you have any questions about the Annual Meeting, you should contact:

Starwood Hotels & Resorts Worldwide, Inc.
1111 Westchester Avenue
White Plains, New York 10604
Attention: Investor Relations
Phone Number: (914) 640-8100

        If you would like additional copies of this Proxy Statement, or if you have questions about the Annual Meeting or need assistance in voting your shares, you should contact:

D.F. King & Co., Inc.
77 Water Street
New York, New York 10005
Phone Number: (888) 605-1957 (toll free)

i

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING
TO BE HELD MAY 9, 2003

THE ANNUAL MEETING AND VOTING—QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

        Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Company" or "Starwood"), is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Company's 2003 Annual Meeting of Stockholders (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

        The Annual Meeting will be held on May 9, 2003 at 10:00 a.m. (local time), at the Sheraton Inner Harbor Hotel, 300 S. Charles Street, Baltimore, Maryland 21201. If you plan to attend the Annual Meeting and have a disability or require special assistance, please contact the Company's Investor Relations department at (914) 640-8100.

What proposals will be voted on at the Annual Meeting?

        At the Annual Meeting, the stockholders of the Company will consider and vote upon:

  1.
  The election of three Directors for a term of three years.

  2.
  The ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for 2003.

  3.
  A stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors establish a policy of expensing the costs of future stock option grants.

  4.
  A stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors adopt an executive compensation policy to grant indexed stock options to senior executives.

  5.
  A stockholder proposal, if properly presented at the meeting, to declassify the Board of Directors.

  6.
  Such other business as may properly come before the meeting.

        The Board is not aware of any matter that will be presented at the Annual Meeting other than as described above. If any other matter is presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the shares for which such persons have voting authority in accordance with their discretion on any such matter.

Who is entitled to vote at the Annual Meeting?

        We are first mailing the Notice of Annual Meeting, this proxy statement and accompanying forms of proxy on April 8, 2003. If you were a stockholder of the Company at the close of business on March 20, 2003 (the "Record Date"), you are entitled to notice of, and to vote at, the Annual Meeting. You have one vote for each share of common stock of the Company ("Company Shares") you held at the close of business on the Record Date on each matter that is properly submitted to a vote at the Annual Meeting, including Company Shares:

  •
  Held directly in your name as the stockholder of record,

  •
  Held for you in an account with a broker, bank or other nominee, and

  •
  Credited to your account in the Company's Savings and Retirement Plan (the "Savings Plan").

        On the Record Date there were 199,913,275 Company Shares outstanding and entitled to vote at the Annual Meeting and there were 22,111 record holders of Company Shares on that date. The Company Shares are the only outstanding class of voting securities of the Company. Stockholders do not have the right to cumulate votes in the election of Directors.

Who may attend the Annual Meeting?

        Only stockholders of record, or their duly authorized proxies, may attend the Annual Meeting. Because seating is limited, admission will be on a first-come, first-served basis. Registration and seating will begin at 9:00 a.m. In order to gain admittance, you must present a valid picture identification, such as a driver's license or passport. If you hold Company Shares in "street name" (that is, through a broker or other nominee), you will also need to bring a copy of a brokerage statement (in a name matching your photo identification) reflecting your stock ownership as of the Record Date. If you are a representative of a corporate or institutional stockholder, you must present a valid photo identification along with proof that you are a representative of such stockholder.

        Please note that cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

How many Company Shares must be present in order to hold the Annual Meeting?

        The presence in person or by proxy of holders of a majority of the outstanding Company Shares entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. Your Company Shares are counted as present at the meeting if you:

  •
  are present and vote in person at the Annual Meeting, or

  •
  have properly executed and submitted a proxy card, or authorized a proxy over the telephone or the Internet, prior to the Annual Meeting.

        Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

        If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Board believes that the Annual Meeting should be adjourned, the Annual Meeting may be adjourned by the Chairman and Chief Executive Officer of the Company or other presiding officer of the Company. If a motion is made to adjourn the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Company Shares for which such persons have voting authority.

What are broker non-votes?

        If you have Company Shares that are held by a broker, you may give the broker voting instructions and the broker must then vote as you have directed. If you do not give the broker any such instructions, the broker may vote at its discretion on all routine matters (i.e., election of directors and the ratification of auditors). For non-routine matters (i.e., the stockholder proposals), however, the broker may NOT vote using its discretion. This is referred to as a broker non-vote.

How are abstentions and broker non-votes counted?

        Company Shares not voted due to withheld votes, abstentions or broker non-votes with respect to the election of a Director, the ratification of the appointment of auditors or the stockholder proposals, will not count as votes for or against such matters and will have no effect on the outcome of the vote on these proposals.

How many votes are required to approve each proposal?

        Directors will be elected by a plurality of the votes actually cast at the Annual Meeting, either in person or represented by properly completed or authorized proxy. This means that the three nominees who receive the largest number of "FOR" votes cast will be elected as Directors.

        Ratification of the appointment of Ernst & Young as the Company's independent auditors and approval of the stockholder proposals each require "FOR" votes from a majority of the votes cast at the Annual Meeting, either in person or represented by properly completed or authorized proxy. If a majority of the votes cast at the Annual Meeting vote "AGAINST" ratification of the appointment of Ernst & Young, the Board and the audit committee will reconsider its appointment and if a majority of the votes cast at the Annual Meeting vote "FOR" any of the stockholder proposals, the Board will reexamine its position on any such proposal.

How do I vote?

        You may vote in person at the Annual Meeting or you may authorize a proxy to vote on your behalf. There are three ways to authorize a proxy:

        By Telephone: By calling toll-free 1-800-435-6710 and following the instructions on the proxy card.

        By Internet: By following the instructions on the proxy card.

        By Mail: By signing, dating and mailing the enclosed proxy card.

        If you authorize a proxy by telephone or the Internet, you should not return your proxy card.

        Each Company Share represented by a properly completed written proxy or properly completed proxy authorized by telephone or over the Internet will be voted at the Annual Meeting in accordance with the stockholder's instructions specified in the proxy, unless such proxy previously has been revoked. If no instructions are specified, such Company Shares will be voted FOR the election of each of the nominees for Director named herein, FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 2003 and AGAINST each of the stockholder proposals described below.

        If you participate in the Savings Plan and have contributions invested in Company Shares, the proxy card will serve as a voting instruction for the trustee of the Savings Plan. You must return your proxy card to the transfer agent on or prior to May 7, 2003. If your proxy card is not received by the transfer agent by that date or if you sign and return your proxy card without instructions marked in the boxes, the trustee will vote your Company Shares in the same proportion as other Company Shares held in the Savings Plan for which the trustee received timely instructions.

How can I revoke a previously submitted proxy?

        You may revoke (cancel) a proxy at any time prior to exercise of such proxy by (i) filing with the Corporate Secretary of the Company an instrument of revocation bearing a date later than the date of the previously submitted proxy, (ii) properly executing a new proxy with a later date relating to the same Company Shares and delivering such proxy to the Corporate Secretary of the Company, (iii) using the telephone or Internet as instructed on the proxy card or (iv) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604, Attention: Corporate Secretary.

What does it mean if I receive more than one proxy card?

        If your shares are registered differently (i.e., in your name and jointly with a spouse) and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards you receive to ensure that all Company Shares held by you are voted.

How does the Board recommend that I vote?

        The Board recommends that you vote FOR each of the director nominees, FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 2003 and AGAINST each of the stockholder proposals described below.

CORPORATE GOVERNANCE

        As required by the proposed listing standards of the New York Stock Exchange, Inc. (the "NYSE"), the Company has adopted Corporate Governance Guidelines and has adopted an Audit Committee Charter to comply with the proposed standards. The Corporate Governance Guidelines and the Audit Committee Charter are attached to this Proxy Statement as Annex A and Annex B, respectively. In addition, the Company has in place a Code of Conduct to which all employees are required to adhere that addresses the legal and ethical issues employees may encounter in carrying out their duties and responsibilities. Employees are required to report any conduct they believe to be a violation of the Code of Conduct. The Company has also established a Disclosure Committee, comprised of certain senior executives, to design, establish and maintain the Company's internal controls and other procedures with respect to the preparation of periodic reports filed with the Securities and Exchange Commission (the "SEC"), earnings releases and other written information that the Company will disclose to the investment community (the "Disclosure Documents"). The Disclosure Committee evaluates the effectiveness of the Company's disclosure controls and procedures on a regular basis and maintains written records of the disclosure controls and procedures followed in connection with the preparation of Disclosure Documents. The Company will continue to monitor developments in the law and stock exchange regulations and will adopt new procedures consistent with new legislation or regulations.

ELECTION OF DIRECTORS

        The Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term and until successor Directors are duly elected and qualified.

        At the Annual Meeting, the terms of three Directors are expiring and these Directors have been nominated for re-election at the Annual Meeting. Each Director nominated for election at the Annual Meeting would, upon election, serve as a Director of the Company for a three-year term expiring at the annual meeting of stockholders in 2006 and until a successor Director is duly elected and qualified.

Other Directors are not up for election this year and will continue in office for the remainder of their terms.

        If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of Directors to be elected at the meeting.

Directors Nominated this Year for Terms Expiring in 2006

        Jean-Marc Chapus, 43, has been Group Managing Director and Portfolio Manager of Trust Company of the West, an investment management firm, and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Mr. Chapus is a director of MEMC Electric Materials, Inc. He also serves as a director of Magnequench International, Inc. and TCW Asset Management Company (both privately held companies). Mr. Chapus has been a Director of the Company since April 1999 and a Trustee of Starwood Hotels & Resorts, a real estate investment trust and subsidiary of the Company (the "Trust") since November 1997. Mr. Chapus was also a Director of the Company from August 1995 to November 1997.

        Thomas O. Ryder, 58, has been Chairman of the Board, Chief Executive Officer and a Director of The Reader's Digest Association, Inc. since April 1998. Mr. Ryder was President, American Express Travel Related Services International, a division of American Express Company, which provides travel, financial and network services, from October 1995 to April 1998. In addition, he is a director of Amazon.com Inc. Mr. Ryder has been a Director of the Company and a Trustee of the Trust since April 2001.

        Barry S. Sternlicht, 42, has been the Chairman and Chief Executive Officer of the Company since September 1997 and January 1999, respectively. Mr. Sternlicht has served as Chairman and Chief Executive Officer of the Trust since January 1995. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital Group, L.L.C. ("Starwood Capital") and its predecessor entities since its formation in 1991. Mr. Sternlicht was Chief Executive Officer of iStar Financial, Inc. ("iStar"), a publicly held real estate investment firm, from September 1996 to November 1997 and served as the Chairman of the Board of Directors of iStar from September 1996 to April 2000. Mr. Sternlicht has been a Director (or Trustee, as applicable) of iStar since September 1996. He serves on the Boards of Healthmarket, Inc. (a privately held company), The Greenwich YMCA, the Harvard Club and the Business Committee for the Arts. Mr. Sternlicht is a member of the Foreign Relations Council, a member of the Advisory Board of Directors of the Juvenile Diabetes Research Foundation and the Council for Christian and Jewish Understanding. He is a member of the Young Presidents Organization and is on the Board of Trustees of Thirteen/WNET, the Board of Trustees of Brown University, the Committee to Encourage Corporate Philanthropy and the Council for Italian-American Relations. Mr. Sternlicht has been a Director of the Company and a Trustee of the Trust since December 1994.

        The Board unanimously recommends a vote FOR election of these nominees.

Directors With Terms Expiring in 2005

        Charlene Barshefsky, 52, is currently Senior International Partner at the law firm of Wilmer, Cutler & Pickering, Washington, D.C. From March 1997 to January 2001 Ambassador Barshefsky was the United States Trade Representative, the chief trade negotiator and principal trade policy maker for the United States and a member of the President's Cabinet. Ambassador Barshefsky is a director of The Estee Lauder Companies, Inc., American Express Company and Idenix Pharmaceuticals, Inc. (a privately held company) and serves on the Policy Advisory Board of Intel Corporation. She has been a Director of the Company and a Trustee of the Trust since October 2001.

        Bruce W. Duncan, 51, is currently President, Chief Executive Officer and Trustee of Equity Residential ("EQR"), the largest publicly traded apartment company in the United States. He joined EQR in April 2002. From April 2000 until March 2002 he was a private investor. From December 1995 until March 2000 Mr. Duncan served as Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company. Mr. Duncan is a member of the Partnership Committee of the Rubenstein Company, L.P., a real estate operating company focused on office properties in the mid-atlantic region. In addition, Mr. Duncan is a member and past trustee of the International Council of Shopping Centres and a member of the Board and executive committee of the National Multi-Family Housing Council. Mr. Duncan has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

        Stephen R. Quazzo, 43, has been the Managing Director, Chief Executive Officer and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo is an advisory board member of City Year Chicago and a trustee of The Latin School of Chicago. Mr. Quazzo has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

Directors With Terms Expiring in 2004

        Eric Hippeau, 51, has been Managing Partner of Softbank Capital Partners, an Internet venture capital firm, since March 2000. Mr. Hippeau served as Chairman and Chief Executive Officer of Ziff-Davis Inc., an integrated media and marketing company, from 1993 to March 2000 and held various other positions with Ziff-Davis from 1989 to 1993. Mr. Hippeau is a director of CNET Networks, Inc. and Yahoo! Inc. Mr. Hippeau has been a Director of the Company and a Trustee of the Trust since April 1999.

        George J. Mitchell, 69, has been a partner in the law firm of Piper Rudnick since October 2002. From January 1995 to October 2002 he was Special Counsel to the law firm of Verner, Liipfert, Bernhard, McPherson and Hand and served as chairman of that firm from November 2001 to October 2002. He served as a United States Senator from January 1980 to January 1995, and was the Senate Majority Leader from 1989 to 1995. From 1995 to 1997, Senator Mitchell served as the Special Advisor to the President of the United States on economic initiatives in Ireland. Subsequently, at the request of the British and Irish Governments, he served as Chairman of the peace negotiations in Northern Ireland. Senator Mitchell is a director of The Walt Disney Company, Federal Express Corporation and Staples, Inc. In addition, Senator Mitchell serves as President of the Economic Club of Washington. Senator Mitchell has been a Director of the Company since April 1999 and a Trustee of the Trust since November 1997.

        Daniel W. Yih, 43, has been a Principal with GTCR Golder Rauner, LLC, a private equity firm, since March 2001. From June 1995 until March 2000, Mr. Yih was a general partner of Chilmark Partners, L.P., a private equity firm. He is a director of several privately held companies including Comsys, AETEA Information Technology, Inc. InteCap, Inc. and National Computer Print. Mr. Yih has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

        Kneeland C. Youngblood, 47, has been a managing partner of Pharos Capital Group, L.L.C., a private equity fund focused on technology companies, business service companies and health care companies, since January 1998. From July 1985 to December 1997 he was in private medical practice. He is a director of the American Advantage Funds, a mutual fund company managed by AMR Investments, an investment affiliate of American Airlines. Mr. Youngblood has been a Director of the Company and a Trustee of the Trust since April 2001.

Board Meetings and Committees

        The Board of Directors held eleven meetings during 2002. In addition to meetings of the full Board, Directors attended meetings of individual Board committees. Each Director attended at least 75% of the total number of meetings of the full Board and committees on which they serve.

        The Board has established Executive, Audit, Compensation and Option, Nominating and Corporate Governance Committees, the principal functions of which are described below.

        Executive Committee.    To the extent permitted by law, the Executive Committee is authorized to exercise the power of the Board with respect to the management of the business and affairs of the Company between meetings of the Board, except that the Executive Committee may not authorize dividends on stock, issue stock except in the limited circumstances permitted by statute, recommend to the stockholders any action which requires stockholder approval, amend the Company's Bylaws or approve any merger or share exchange not requiring stockholder approval. During 2002, the Executive Committee of the Company met frequently on an informal basis. The Executive Committee is currently comprised of Messrs. Sternlicht and Duncan.

        Audit Committee.    The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company. The Audit Committee selects, subject to the approval of the Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent public accountants and with management, financial accounting and reporting principles, policies and practices and the adequacy of the Company's accounting, financial, operating and disclosure controls. All current members of the Audit Committee are "independent" within the meaning of the listing standards of the NYSE. The Audit Committee met sixteen times during 2002. The Audit Committee is currently comprised of Messrs. Yih (chairman), Quazzo and Ryder. The Audit Committee Charter is attached to the Proxy Statement as Annex B.

        Compensation and Option Committee.    The Compensation and Option Committee makes recommendations to the Board with respect to the salaries and other compensation to be paid to the Company's executive officers and other members of senior management and administers the Company's employee benefits plans, including the Company's Long-Term Incentive Compensation Plan. The Compensation and Option Committee met eight times during 2002. The Compensation and Option Committee is currently comprised of Messrs. Hippeau (chairman), Chapus and Youngblood.

        Nominating Committee.    The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors, recommending Directors for service on Board committees, developing and reviewing background information for candidates, making recommendations to the Board regarding such candidates and reviewing and making recommendations to the Board with respect to candidates for Director proposed by stockholders. The Nominating Committee will consider suggestions from stockholders regarding possible director candidates. These suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of the Company in the manner prescribed in the Company's Bylaws. The Nominating Committee met three times during 2002. It is currently comprised of Messrs. Duncan (chairman) and Chapus and Senator Mitchell.

        Corporate Governance Committee.    The Corporate Governance Committee was established in April 2001 to oversee compliance with the Company's corporate governance standards and to assist the Board in fulfilling its oversight responsibilities. The Corporate Governance Committee establishes, or assists in the establishment of, the Company's governance policies (including policies that govern potential conflicts of interest) and monitors and advises the Company as to compliance with those policies. The Corporate Governance Committee reviews, analyzes, advises and makes recommendations to the Board with respect to situations, opportunities, relationships and transactions that are governed by such policies, such as opportunities in which a Director or officer has a personal interest. These activities were previously performed by the Audit Committee. The Corporate Governance Committee met three times during 2002. It is currently comprised of Senator Mitchell (chairman) and Messrs. Ryder and Youngblood. The Corporate Governance Committee and the Board of Directors as a whole also approved the Corporate Governance Guidelines for the Company, a copy of which is attached to this Proxy Statement as Annex A. The Corporate Governance Guidelines are also available on the Company's website.

        The Company provides a comprehensive orientation for all new Directors. It includes a corporate overview, one-on-one meetings with senior management and an orientation meeting. In addition, all Directors are given written materials providing information on the Company's business.

Compensation of Directors

        Directors of the Company who are employees of the Company receive no fees for their services as Directors. Non-employee Directors receive separate compensation for their service. That compensation includes:

Annual Fee:	$50,000 per Director, payable in four equal installments of Company Shares and class B shares of beneficial interest ("Class B Shares") of the Trust that are attached and traded together (collectively, the "Shares") (based on the market value of a Share on the preceding December 31). A Director may elect to receive up to one half of the Annual Fee in cash and may defer (at an annual interest rate of LIBOR plus 1 1/2% for deferred cash amounts) any or all of the Annual Fee. A Director may also elect to defer to a deferred unit account any or all of the Annual Fee payable in Shares. Effective January 1, 2002, Directors serving as members of the Audit Committee receive an annual fee of $10,000 ($20,000 for the chairman of the Audit Committee).
Attendance Fees:	$750 for each Board meeting ($500 in the case of a telephonic meeting). For committees other than the Audit Committee, $500 for each committee meeting ($1,000 for the chairman of a committee). For the Audit Committee, $3,000 for each meeting ($4,000 for the chairman of the Audit Committee). Expenses related to attendance.
Options:	Annual grants of options for 4,500 Shares under the Company's long-term incentive plan.
Starwood Preferred Guest Program (1) Points and Rooms:	Annual grants of 250,000 Starwood Preferred Guest Points and eighteen free nights in the Company's hotels.

(1)
The Starwood Preferred Guest Program is the Company's loyalty program under which points are redeemable for hotel stays and other goods and services offered under the program.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Directors and executive officers of the Company, and persons who own more than 10 percent of the outstanding Shares, file with the Securities and Exchange Commission (the "SEC") (and provide a copy to the Company) certain reports relating to their ownership of Shares and other equity securities of the Company.

        To the Company's knowledge, based solely on a review of the copies of these reports furnished to the Company for the fiscal year ended December 31, 2002, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, executive officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year, except that Ambassador Barshefsky, Senator Mitchell and Messrs. Chapus, Duncan, Hippeau, Quazzo,

Ryder, Yih and Youngblood each failed to timely file three Forms 4 with respect to three transactions; Messrs. Brown, Cotter, Darnall, Sternlicht, Kenneth S. Siegel, Executive Vice President, General Counsel and Secretary of the Company and David K. Norton, Executive Vice President—Human Resources of the Company each failed to timely file one Form 4 with respect to one transaction. A Form 3 for Mr. Hankin was not filed timely. These transactions were not filed timely as a result of an internal administrative error.

CHANGE IN INDEPENDENT AUDITORS

        The Audit Committee annually considers and recommends to the Board the selection of the Company's independent auditors. As recommended by the Audit Committee, on April 5, 2002, the Board decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent auditors and engaged Ernst & Young to serve as the Company's independent auditors for 2002. This determination was based on an extensive evaluation of the Andersen relationship and a review of proposals from major accounting firms. The decision reflected the Chief Financial Officer's and the Audit Committee's judgment as to which firm was best suited to deliver independent audits to the Company in light of relevant factors such as the firm's depth of experience, experience in the hotel and leisure business, breadth of resources, commitment to provide exceptional service and ability to handle transition issues.

        During the year ended December 31, 2001, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Ernst & Young audited the Company's financial statements for the year ended December 31, 2002 and re-audited the Company's financial statements for fiscal years 2001 and 2000 to enable the Company to register certain debt securities requiring new disclosures in a note to the financial statements relating to a subsidiary guarantor.

        The audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and through the date of this Proxy Statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has appointed and is requesting ratification by stockholders of the appointment of Ernst & Young as the Company's independent auditors. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. If the appointment of Ernst & Young is not ratified, the Board and the Audit Committee will reconsider the selection of independent auditors.

        The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 2003.

STOCKHOLDER PROPOSAL NUMBER 1: STOCK OPTION EXPENSING

        The International Brotherhood of Electrical Workers' Pension Benefit Fund (the "Fund"), 1125 Fifteenth St., N.W., Washington, D.C. 20005, beneficially owning 9,100 Shares, has given notice that it intends to present at the Annual Meeting the following resolution:

        "Resolved, that the shareholders of Starwood Hotels & Resorts, Inc. ("Company") hereby request that the Company's Board of Directors establish a policy of expensing in the Company's annual income statement the costs of all future stock options issued by the Company.

        "Statement of Support: Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Most companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company's operational earnings.

        "Stock options are an important component of our Company's executive compensation program. Options have replaced salary and bonuses as the most significant element of executive pay packages at numerous companies. The lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.

        "A recent report issued by Standard & Poor's indicated that the expensing of stock option grant costs would have lowered operational earnings at companies by as much as 10%. "The failure to expense stock option grants has introduced a significant distortion in reported earnings," stated Federal Reserve Board Chairman Alan Greenspan. "Reporting stock option as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options Is a Bandwagon Worth Joining," Aug. 16, 2002.

        "Warren Buffett wrote in a New York Times Op-Ed piece on July 24, 2002:

        "There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it's justified.

        "For many years, I've had little confidence in the earnings numbers reported by most corporations. I'm not talking about Enron and WorldCom—examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings.. .

        "Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings. Without blushing, almost all C.E.O.'s have told their shareholders that options are cost-free.. .

        "When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don't belong in the earnings statement, where in the world do they belong?

        "Many companies have responded to investors' concerns about their failure to expense stock options. In recent months, more than 100 companies, including such prominent ones as Coca Cola, Washington Post, and General Electric, have decided to expense stock options in order to provide their shareholders more accurate financial statements. Our Company has yet to act. We urge your support."

        The Board unanimously recommends a vote AGAINST this proposal.

        After careful consideration, and for the reasons set forth below, the Board believes that requiring all future stock option grants to be expensed is not, at this time, in the best interests of the Company or its stockholders.

        The Board understands and shares investors' need for a conservative and accurate picture of our operational earnings and the true cost of executive compensation programs. At the same time, we believe that investors have an equally compelling need for financial statements that allow accurate comparisons between companies that compete for their investment dollars.

        Current accounting rules give companies the choice of accounting for stock options using the intrinsic value method of accounting, which results in no expense for stock option awards granted to employees at fair market value, or the fair value method of accounting, which generally results in expense recognition. Accounting rules further require that the impact of the fair value method of accounting be disclosed in the footnotes to the financial statements if the intrinsic value method is used.

        Along with the vast majority of American public corporations, we account for employee stock-based compensation, including stock options, using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." The "intrinsic value" of the option is the amount by which the quoted market price of the stock exceeds the exercise price of the option on the date of grant. Historically, our option awards have had zero intrinsic value on the date of grant as the exercise price is set to be equal to the market price of the stock on that date.

        The fair value method, prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock Compensation" ("SFAS No. 123", as amended by SFAS No. 148), computes compensation expense based on the fair value of the option at the date of grant. "Fair value" is determined using an option-pricing model that takes into account various factors in estimating value. However, no single methodology is mandated for computing fair value and the provisions of SFAS No. 123 related to the fair value calculation are subject to various interpretations which can have a material impact on the calculation of the option expense. As reflected in note 2 of the notes to our consolidated financial statements, use of the fair value method of accounting would have had an impact of $0.35 on diluted earnings per Share in 2002 and $0.33 on diluted earnings per Share in 2001.

        We believe it is generally in the best interest of stockholders to follow the most widely used industry practice when given a choice under accounting rules. While several major U.S. companies have recently announced plans to change their method of accounting for employee stock options to the fair value method and reflect an estimated value of stock options as an expense on their income statements in the year of adoption of the new methodology as well as at the time future grants are made, we do not believe that this practice will become the prevailing standard unless and until mandated by the federal government or accounting regulators.    The Financial Accounting Standards Board ("FASB") has also announced its intent to monitor carefully public response to the International Accounting Standards proposal for expensing stock options. Based on this response, the FASB will determine whether or not to re-evaluate the provisions of SFAS No. 123. The additional study by the FASB could provide more information on appropriate ranges for the assumptions impacting the calculation of fair value.

        In the interim, we believe that the uncertainties associated with a current adoption of SFAS No. 123 may lead to financial statements that are not comparable. The level of reported expense will depend on the assumptions a particular company makes, which may differ from the assumptions made by another company even though in other respects the companies are comparable. Some material assumptions may also have very little to do with the operating performance of a company and are simply the result of the historical behavior of its stock in the market place (e.g., the more volatile a stock has been historically, the higher the valuation of the option and related expense). Volatility has been a particularly significant issue for the Company in recent years in the aftermath of the September 11 tragedy. Consequently, the Board has determined that the intrinsic value method is currently the preferable choice, both because it is the most widely used standard and because of the lack of uniform standards in the application of the fair value method. While the face of the income statement does not include an expense for options under this method, the impact of the potential expense is clearly disclosed in the notes to the consolidated financial statements giving the investor a clear understanding of the impact of options on our earnings based on the current rules.

        The Board will monitor our industry peer group as well as the S&P 500 to ensure that we are disclosing financial information that is comparable to these groups. The Board will also monitor the FASB's and other applicable regulatory bodies continued actions on this accounting methodology closely. Once the accounting rules clearly define the transition provisions and valuation methodology for this accounting change, the Board will reconsider our accounting policy.

        In summary, we share the desire to have conservative, comparable and accurate accounting policies implemented in a prudent manner with full and complete information as it pertains to this issue. We believe the best way to accomplish this objective at this time is to retain the current accounting policy with respect to stock options and await consensus. Accordingly, the Board recommends a vote AGAINST this proposal.

STOCKHOLDER PROPOSAL NUMBER 2: INDEXED OPTIONS

        The Massachusetts Carpenters Pension & Annuity Funds ("Funds"), 350 Fordham Road, Wilmington, MA 01887, beneficially owning 3,880 Shares, has given notice that it intends to present at the Annual Meeting the following resolution:

        "Resolved, that the shareholders of Starwood Hotels & Resorts Worldwide, Inc. ("Company") request that the Board of Directors adopt an executive compensation policy that all future stock option grants to senior executives shall be performance-based. For the purposes of this resolution, a stock option is performance-based if the option exercise price is indexed or linked to an industry peer group stock performance index so that the options have value only to the extent that the Company's stock price performance exceeds the peer group performance level.

        "Statement of Support:    As long-term shareholders of the Company, we support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executives to achieve long-term corporate value maximization goals. While salaries and bonuses compensate management for short-term results, the grant of stock and stock options has become the primary vehicle for focusing management on achieving long-term results. Unfortunately, stock option grants can and do often provide levels of compensation well beyond those merited. It has become abundantly clear that stock option grants without specific performance-based targets often reward executives for stock price increases due solely to a general stock market rise, rather than to extraordinary company performance.

        "Indexed stock options are options whose exercise price moves with an appropriate peer group index composed of a company's primary competitors. The resolution requests that the Company's Board ensure that future senior executive stock option plans link the options exercise price to an industry performance index associated with a peer group of companies selected by the Board, such as those companies used in the Company's proxy statement to compare 5 year stock price performance.

        "Implementing an indexed stock option plan would mean that our Company's participating executives would receive payouts only if the Company's stock price performance was better than that of the peer group average. By tying the exercise price to a market index, indexed options reward participating executives for outperforming the competition. Indexed options would have value when our Company's stock price rises in excess of its peer group average or declines less than its peer group average stock price decline. By downwardly adjusting the exercise price of the option during a downturn in the industry, indexed options remove pressure to reprice stock options. In short, superior performance would be rewarded.

        "At present, stock options granted by the Company are not indexed to peer group performance standards. As long-term owners, we feel strongly that our Company would benefit from the implementation of a stock option program that rewarded superior long-term corporate performance. In response to strong negative public and shareholder reactions to the excessive financial rewards provided executives by non-performance based option plans, a growing number of shareholder organizations, executive compensation experts, and companies are supporting the implementation of performance-based stock option plans such as that advocated in this resolution. We urge your support for this important governance reform."

        The Board unanimously recommends a vote AGAINST this proposal.

        After careful consideration, and for the reasons set forth below, the Board believes that requiring all future stock option grants to senior executives be "performance-based" as defined by the Funds is not in the best interests of the Company or its stockholders.

        Stock options are one element of the Company's 2002 Long-Term Incentive Compensation Plan (the "2002 LTIP") that was approved by the stockholders at the 2002 Annual Meeting of Stockholders. The 2002 LTIP is part of a compensation program that is structured to attract and retain talented senior executives in today's highly competitive market. The compensation program is structured and monitored by the Compensation and Option Committee, which is composed entirely of independent directors. The Compensation and Option Committee reviews and approves all elements of executive compensation, uses various compensation tools, including salary, stock option grants and restricted stock, to provide a compensation structure that recognizes both the Company's performance and the executive's contribution to that performance. The Compensation and Option Committee believes that the Company's current compensation program aligns the interests of the Company's senior executives with those of its stockholders and that the use of stock options, in particular, achieves this alignment.

        The exercise price of a stock option granted under our plans is equal to the fair market value of the Company's stock on the date a stock option is granted. A holder of a stock option, therefore, will not receive any economic benefit unless and until the value of the Company's stock increases above the exercise price. Therefore, stock options granted by the Company to its senior executives are already performance-based and serve to motivate such executives to maximize long-term value of the Company's stock. If the Company were to grant options tied to an industry index (such as those contained in the proponent's proposal), such options would not totally align the interests of senior executives with those of stockholders. For example, in a period in which the relative stock performance of our industry group is down, the exercise price of the Company's stock options could decrease for holders of indexed options. The options would then be more valuable to the holders while our stockholders would be suffering a loss in value. When our industry group is up, the exercise price of the options also could increase. As a result, the benefit to option holders decreases while stockholder value increases. In addition, since the potential benefit of the options will be reduced by indexing, it may require the grant of more options or other forms of compensation to senior executives to deliver the same amount of potential value to them as delivered under our traditional option program.

        Indexed stock options are also inconsistent with existing industry competitive compensation practices. This could place the Company at a substantial disadvantage in attracting and retaining highly qualified senior executives. An inability to attract and retain talented executives will negatively impact the value of Shares. To the Company's knowledge, its principal competitors do not issue indexed stock options to their senior executives.

        Implementing the proponent's proposal would also result in negative tax consequences to the Company because the exercise price of indexed options moves with a peer group index. As a result, the exercise price of such options could fall below the fair market value of the Company's stock on the grant date. Currently, the Company's administration of the stock option component of the executive compensation program qualifies as performance-based compensation under Internal Revenue Code §162(m) ("Section 162(m)"). Section 162(m) limits the deductibility of compensation expenses over $1 million paid to specified senior executives. Performance-based compensation meeting the requirements of Section 162(m) is excluded from the calculation to determine whether the $1 million cap has been exceeded. If the exercise price of a stock option was less than the fair market value of the Company's stock on the date of grant of the option as could be the case with indexed options, any compensation resulting from the exercise of the stock option would not qualify as performance-based compensation and, thus, would be includable as compensation subject to the $1 million limit on deductibility.

        There may also be serious accounting consequences to the Company that would negatively impact the Company's reported financial performance and, as a result, the price of its stock. Accounting Principles Board Opinion No. 25, SFAS No. 123 (as amended by SFAS No. 148) and FASB Interpretation No. 44 provide the accounting and financial reporting guidance relative to stock options. The measurement date for determining compensation costs for stock options is the first date on which are known both (1) the number of shares that an individual is entitled to receive upon exercise of a stock option and (2) the exercise price. If senior executives' stock options were indexed in accordance with the proposal, the Company would have to re-measure the compensation cost related to these stock options each quarter and recognize a corresponding expense or reverse a previous expense on its financial statements resulting in volatility and lack of comparability across financial reporting periods. This type of expensing of options differs from the expensing of options discussed above, in the Company's response to the stockholder proposal submitted by The International Brotherhood of Electrical Workers' Pension Benefit Fund, where an expense is recognized at the time of grant. Here, an expense could potentially be taken each quarter over the life of the options with the expense increasing as the stock price increases relative to the exercise price and decreasing as it declines.

        In summary, the Board believes that the Company's current executive compensation program aligns the interests of senior executives with those of the stockholders and that, for the reasons set forth above, implementation of indexed options would not be beneficial to the Company or its stockholders. Accordingly, the Board recommends a vote AGAINST this proposal.

STOCKHOLDER PROPOSAL NUMBER 3: DISCONTINUANCE OF THE CLASSIFIED BOARD

        Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington D.C. 20037, owning of record 200 Shares, has given notice that she intends to present at the Annual Meeting the following resolution:

          "RESOLVED: That the stockholders of Starwood recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted."

        "REASONS: Until recently, directors of Starwood were elected annually by all shareholders."

        "The great majority of New York Stock Exchange listed corporations elect all of their directors each year."

        "This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

        "Last year the owners of 169,338,413 shares, representing approximately 85.15% of shares voting, voted FOR this proposal."

        "If you AGREE, please mark your proxy FOR this resolution."

        The Board unanimously recommends a vote AGAINST this proposal.

        After careful consideration, and for the reasons set forth below, the Board believes that board classification continues to serve the best interests of the Company and its stockholders.

        The Company's Board is divided into three classes with Directors elected to staggered terms. This classified structure has been in place since January 1995 and has been and continues to be an integral part of the Company's overall governance structure. This Board structure has been disclosed (i) to investors who have purchased or considered purchasing Starwood's equity in private placements and public offerings, (ii) in Starwood's annual proxy statements, and (iii) to the stockholders of ITT Corporation and Westin Hotels & Resorts when they voted to approve Starwood's acquisitions of their companies. In addition, when the restructuring of the Company (the "Restructuring") was approved in January 1999, holders of more than 74% of the Company's voting securities voted to approve the Restructuring, including an amendment and restatement of the Company's Articles of Incorporation. Those Articles of Incorporation, which were described in detail and included in full in the proxy statement relating to the Restructuring, retained the Board's classified structure.

        After lengthy consideration and upon advice from outside advisors, the Board has determined that it is in the best interests of the stockholders to oppose declassification. The Board acknowledges that this proposal has received substantial stockholder support in the past. It takes the views of the stockholders seriously and will continue to review the stockholders' recommendations on an ongoing basis. The Board does not take this position lightly.

        Classified boards of directors are common among large public corporations. In fact, the majority of corporations included in the S&P 500, which Starwood joined in 2000, currently have classified boards of directors. Most of Starwood's competitors, including Marriott International, Inc. and Hilton Hotels Corporation, also have classified boards.

        The election of directors by classes enhances the likelihood of continuity and stability of the Board and its policies thereby facilitating the mid-and long-range planning of our business. Generally, with a classified board, a majority of the Board will have experience serving as directors of the Company. The ability to build on this experience better positions the Board to make fundamental decisions that are best for the Company and its stockholders. In addition, the annual election of one-third of the Board helps to prevent abrupt changes in corporate policies that might result if the entire Board were elected annually.

        When directors are elected by classes, a change in the composition of a majority of the Board normally requires at least two annual stockholder meetings, instead of one. Having a majority of the Board remain constant over this period encourages any person seeking to acquire control of Starwood to initiate that action through arm's length negotiations with management and the Board. A Board whose majority is made up of members with a historical perspective of the Company is in a better position to negotiate a transaction that is fair to all stockholders. Our classified Board reduces Starwood's vulnerability to certain potentially abusive takeover tactics particularly during downward fluctuations in the Company's stock price. One need only look at the performance of the Company's stock price in the weeks after the September 11 tragedy to see how an aggressive acquirer could misappropriate long-term value from stockholders. The Board structure does not preclude unsolicited acquisition proposals and, by eliminating the threat of imminent removal, the incumbent Board is positioned to act to maximize the value to you of a potential acquisition.

        The Board believes that the concerns raised by Mrs. Davis regarding director accountability to stockholders can be effectively addressed without destroying the benefits of staggered elections. As part of their fiduciary duties mandated by Maryland law, Directors are fully accountable to stockholders regardless of whether one-third or the entire Board is elected annually. As described elsewhere in this

Proxy Statement, the Board has adopted a number of policies to assure that a substantial majority of the Board is and remains comprised of "independent" directors and that the Company's oversight committees, including Audit, Nominating, Compensation and Option and Governance, are comprised only of independent directors. The Board believes that this combination of accountability and independence is far more effective in achieving Mrs. Davis's objectives than eliminating staggered terms.

        In short, the Board continues to believe that the classified system is advantageous to Starwood and to you and recommends a vote AGAINST this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following tables show the number of Shares "beneficially owned" by all persons known to the Company to be the beneficial owners of more than 5% of the outstanding Shares at December 31, 2002 and each of the Directors, the executive officers and all Directors and executive officers of the Company as a group, at January 31, 2003. "Beneficial ownership" includes Shares a stockholder has the power to vote or the power to transfer, and also includes stock options and other derivative securities that were exercisable at that date, or as of that date will become exercisable within 60 days thereafter. In the case of holdings of Directors and executive officers, percentages are based upon the number of Shares outstanding at January 31, 2003, plus, where applicable, the number of Shares that the indicated person had a right to acquire within 60 days of such date. The information in the tables is based upon information provided by each Director and executive officer and, in the case of the beneficial owners of more than 5% of the outstanding Shares, the information is based upon Schedules 13G and a Schedule 13D filed with the SEC.

Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	11,253,477	5.64%	(1)
Janus Capital Management LLC 100 Fillmore Street Denver, Colorado 80206	10,302,040	5.20%	(2)
Stichting Pensioenfonds ABP Oude Lindestraat 70 Postbus 2889 6401 DL Heerlen The Netherlands	10,015,000	5.02%	(3)

(1)
Based on information contained in a Schedule 13G, dated February 14, 2003 (the "Fidelity Schedule 13G"), filed with respect to the Company, 11,004,406 Shares are held by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. ("FMR"); 248,389 Shares are held by Fidelity Management Trust Company ("Fidelity 2"), a wholly-owned subsidiary of FMR, as a result of Fidelity acting as investment adviser to various investment companies and Fidelity 2 serving as investment manager of certain institutional accounts; and 682 Shares are held by Geode Capital Management, LLC, a registered investment advisor ("Geode"), which is wholly-owned by Fidelity Investors III Limited Partnership ("FILP III"). Fidelity Investors Management, LLC ("FIML") is the general partner and investment manager of FILP III. The managers of Geode, the members of FIML and the limited partners of FILP III are certain shareholders and employees of FMR Corp. According to the Fidelity Schedule 13G, FMR and Edward C. Johnson 3d, Chairman of FMR, each have sole voting power with respect to 248,389 Shares and dispositive power with respect to 11,253,477 Shares and FILP III has sole power to vote and sole dispositive power with respect to 682 Shares. Through ownership of voting common stock and the execution of a certain stockholder's voting agreements, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(2)
Based on information contained in a Schedule 13G, dated February 14, 2003 (the "Janus Schedule 13G"), filed with respect to the Company, 10,302,040 Shares are held by Janus Capital Management, LLC ("Janus"), Bay Isle Financial LLC ("Bay Isle") and Enhanced Investment Technologies LLC ("INTECH"). Bay Isle and INTECH are registered investment advisors in which Janus has indirect ownership interests of 100% and 50.1%, respectively. Holdings of Janus, Bay Isle and INTECH are aggregated for purposes of the Janus Schedule 13G. Janus may be deemed to be the beneficial owner of 10,120,840 Shares and INTECH may be deemed to be the beneficial owner of 181,200 Shares each as a result of their roles as investment advisor to various registered investment companies and to individual and institutional clients (the "Managed Portfolios"). Neither Janus nor INTECH have the right to receive dividends from, or the proceeds from the sale of, the Shares held by the Managed Portfolios and therefore disclaim any beneficial ownership associated with such rights.

(3)
Based on information contained in a Schedule 13D, dated February 12, 2003 (the "Stichting Schedule 13D"), filed with respect to the Company, 10,015,000 Shares are held by Stichting Pensioenfonds ABP, an entity established under the laws of The Kingdom of the Netherlands, whose principal business is investing funds held on behalf of public sector employees of The Kingdom of the Netherlands.

Directors and Executive Officers of the Company

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Charlene Barshefsky	9,000	(2)(3)	(4)
Ronald C. Brown	544,324	(3)	(4)
Jean-Marc Chapus	62,061	(3)	(4)
Robert F. Cotter	928,852	(2)(3)(5)	(4)
Theodore W. Darnall	725,846	(3)	(4)
Bruce W. Duncan	97,499	(2)(3)(6)	(4)
Steven M. Hankin	267,220	(3)	(4)
Eric Hippeau	23,449	(2)(3)	(4)
George J. Mitchell	29,910	(2)(3)	(4)
Stephen R. Quazzo	64,167	(3)(7)	(4)
Thomas O. Ryder	13,500	(2)(3)	(4)
Barry S. Sternlicht	9,181,897	(2)(3)(8)	4.00%
Daniel W. Yih	64,351	(2)(3)(9)	(4)
Kneeland C. Youngblood	15,161	(3)	(4)
All Directors, Trustees and current executive officers as a group (16 persons)	12,258,372	(10)	5.37%

(1)
Based on the number of Shares outstanding on January 31, 2003 and Shares issuable upon exercise of options exercisable within 60 days from January 31, 2003 or on exchange of class A exchangeable preferred shares of the Trust ("Class A EPS"), class B exchangeable preferred shares of the Trust ("Class B EPS"), limited partnership units ("Partnership Units") of SLC Operating Limited Partnership ("Operating Partnership") or SLT Realty Limited Partnership ("Realty Partnership") for Shares.

(2)
The following Directors also hold the following amounts of "phantom" stock units received as a result of their election to defer Directors' Annual Fees: 1,981 for Ambassador Barshefsky; 8,353 for Mr. Duncan; 6,853 for Mr. Hippeau; 8,551 for Senator Mitchell; 2,722 for Mr. Ryder; and 9,061 for Mr. Yih. Messrs. Cotter and Sternlicht also hold Deferred Shares (see "Executive Compensation") in the following amounts: 11,666 for Mr. Cotter and 45,554 for Mr. Sternlicht.

(3)
Includes Shares subject to presently exercisable options and options and restricted Shares that will become exercisable or vest within 60 days of January 31, 2003, as follows: 506,421 for Mr. Brown; 827,146 for Mr. Cotter; 642,003 for Mr. Darnall; 235,704 for Mr. Hankin; 49,500 for Messrs. Chapus, Duncan, Quazzo, and Yih; 23,449 for Mr. Hippeau; 29,910 for Senator Mitchell; 8,079,904 for Mr. Sternlicht; 9,000 for Ambassador Barshefsky and 13,500 for Messrs. Ryder and Youngblood.

(4)
Less than 1%.

(5)
Includes 10,000 Shares held by The Robert F. Cotter Revocable Trust of which Mr. Cotter is a Trustee and beneficiary.

(6)
Includes 47,999 Shares held by The Bruce W. Duncan Revocable Trust of which Mr. Duncan is a Trustee and beneficiary.

(7)
Includes 14,270 Shares held by a trust of which Mr. Quazzo is settlor and over which he shares investment control, and 397 Shares owned by a trust of which Mr. Quazzo's wife is settlor and over which she exercises some investment control.

(8)
Includes 200,226 Shares that Mr. Sternlicht may be deemed to beneficially own, directly or indirectly through entities controlled by him or through family trusts, and may be deemed to have either sole or shared power to vote and dispose of such Shares. In addition, such amount includes the following derivative securities that Mr. Sternlicht holds, directly or through trusts created by him for the benefit of members of his family: (i) Class A EPS that are exchangeable for an aggregate of 237,729 Shares and (ii) Partnership Units that are exchangeable for an aggregate of 864,264 Shares. Mr. Sternlicht has disclaimed beneficial ownership of all such Shares, Class A EPS and Partnership Units except to the extent of his actual pecuniary interest therein.

(9)
Includes 5,761 Shares held in an IRA account for the benefit of Mr. Yih. Also includes 4,922 Shares and 1,799 shares of Class A EPS that are held by the Barry S. Sternlicht Family Spray Trust of which Mr. Yih serves as a co-trustee. Mr. Yih has disclaimed beneficial ownership of all such trust Shares and Class A EPS.

(10)
Includes amounts held by two other executive officers of the Company who are not Named Executive Officers, as defined in the Exchange Act.

        The following table provides information as of December 31, 2002 regarding Shares that may be issued under equity compensation plans maintained by the Company.

Equity Compensation Plan Information—December 31, 2002

(In millions, except per Share amounts)

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by security holders	45,748,940	$31.56	7,766,680	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	45,748,940	$31.56	7,766,680

(1)
Does not include deferred share units (that vest over three years and may be settled in Shares) that may be issued pursuant to obligations under the 1999 Annual Incentive Plan for Certain Executives (the "Executive AIP"). The Executive AIP does not limit the number of deferred share units that may be issued.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The Summary Compensation Table below shows the compensation for Starwood's past three fiscal years for the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2002.

Summary Compensation Table

Long-Term Compensation
Annual Compensation
Name and Principal Position					Restricted Stock Award(s)($)(1)		Securities Underlying Options(#) (2)	All Other Compensation ($)
	Year	Salary ($)	Bonus ($)
Barry S. Sternlicht Chairman and Chief Executive Officer	2002 2001 2000	1,000,008 1,000,008 1,000,008	1,182,050 2,496,750 3,437,500	(3)(4) (3)(4) (4)	2,843,483 3,185,128 1,080,624	(6) (7) (8)	1,100,000 600,000 1,500,000	96,636 124,095 190,707	(9) (9) (9)

Robert F. Cotter Chief Operating Officer	2002 2001 2000	674,375 637,500 587,564	298,519 401,500 675,000	(3)(4) (3)(4) (4)	773,369 2,012,086 244,237	(6) (7) (8)	360,000 355,466 591,400	(62,345 408,169 741,297	)(10) (10) (10)

Ronald C. Brown Executive Vice President and Chief Financial Officer	2002 2001 2000	482,185 495,890 437,748	200,000 316,300 506,925	(5) (5) (5)	276,640 554,709 154,606	(6) (7) (8)	165,000 78,006 120,000	2,541 743 37,029	(11) (11) (11)

Theodore W. Darnall (14) President, Real Estate Group	2002	555,750	200,000	(3)	345,800	(6)	220,000	47,337	(12)

Steven M. Hankin (14) President, Starwood Technology and Revenue Systems	2002	453,600	180,306	(5)	322,004	(6)	185,000	1,332	(13)

(1)
Value is calculated by multiplying the number of Shares by the closing market price of a Share on the date of grant. Dividends are paid to the holders of such restricted stock awards.

(2)
For details regarding options granted in 2002, see "Option/ SAR Grants in Last Fiscal Year" below. Grants for 2001 for Messrs. Sternlicht and Cotter include 100,000 and 50,000, respectively, purchased options pursuant to the Company's Purchased Option Program described below in footnote (3).

(3)
Includes amounts deferred and utilized to purchase options. In December 2002 and 2001, for incentive and retention purposes, a select group of senior executives were provided the opportunity to purchase stock options using a portion of their 2002 and 2001 bonuses that were paid in March 2003 and 2002, respectively. Under the Purchased Option Program, executives could make an irrevocable election to forego a portion of their cash bonus, equal to 10% of the exercise price on a specified date, and apply such amounts to the purchase of such options. The options vest in full one year from the date of grant and the executive is at risk for the purchase price if the executive leaves the Company prior to vesting of the option or if the Share price declines. Upon exercise, the executive must pay the remaining 90% of the exercise price. The amounts deferred for Mr. Sternlicht were $228,150 and $287,000 in 2002 and 2001, respectively. The amounts deferred for Mr. Cotter were $114,075 and $143,500 in 2002 and 2001, respectively. The amount deferred for Mr. Darnall was $45,630 in 2002.

(4)
Excludes amounts deferred into Deferred Shares (defined below in note (6)) and grossed up by 33% in accordance with the Executive AIP. The amounts deferred for Mr. Sternlicht were $317,950, $403,254 and $610,902 for 2002, 2001 and 2000, respectively. The amounts deferred for
Mr. Cotter were $61,481, $84,000 and $225,000 for 2002, 2001 and 2000, respectively. The amounts deferred into Deferred Shares (including the gross-up amount) are included in the amounts disclosed under the "Restricted Stock Awards" column in the above table.

(5)
Excludes amounts utilized to purchase restricted Shares and grossed up by 33% in accordance with the Company's Annual Incentive Plan. The amounts deferred for Mr. Brown were $52,709 and $87,406 for 2001 and 2000, respectively. The amount deferred for Mr. Hankin was $60,102 for 2002. The amounts deferred into restricted stock (including the gross-up amount) are included in the amounts disclosed under the "Restricted Stock Awards" column in the above table.

(6)
On March 3, 2003, in accordance with the Company's Annual Incentive Plan, 25% of Mr. Hankin's annual bonus with respect to 2002 performance was paid in restricted Shares, which number of Shares was grossed up by 33% and which vest equally over a two-year period. Mr. Hankin received a grant of 3,504 restricted Shares. The value of this grant on the date of grant is shown on the above table and is based on the closing price of a Share on the NYSE on such date ($22.82).

On
March 3, 2003 and March 14, 2003, respectively, in accordance with the Company's Executive AIP, 25% of Messrs. Cotter's and Sternlicht's, respectively, annual bonus with respect to 2002 performance was credited to a deferred Share account on the Company's books, which number was grossed up by 33% and which vest ratably over a period of three years ("Deferred Shares"). With respect to 2002 performance, Mr. Cotter was credited with 3,584 Deferred Shares and Mr. Sternlicht was credited with 17,995 Deferred Shares. The value of these Deferred Shares on the date of the grant is shown on the above table and is based on the closing price of a Share on the NYSE on such date ($22.82 in the case of Mr. Cotter and $23.50 in the case of Mr. Sternlicht).

On
February 15, 2002, in accordance with the 1999 LTIP, the following grants of restricted Shares were made which vest in full three years from date of grant: Mr. Sternlicht—70,000; Mr. Cotter—20,000; Mr. Brown—8,000; Mr. Darnall—10,000 and Mr. Hankin—7,000. The values of these grants on the date of grant are shown on the above table and are based on the closing price of a Share on the NYSE on such date ($34.58). The value of these grants at December 31, 2002 were: Mr. Sternlicht—$1,661,800; Mr. Cotter—$474,800; Mr. Brown—189,920; Mr. Darnall—$237,400; and Mr. Hankin—$166,180, based on the closing price of a Share on the NYSE on such date ($23.74).

(7)
On March 1, 2002, in accordance with the Company's Annual Incentive Plan, 25% of each named executive's (other than Messrs. Sternlicht and Cotter) annual bonus with respect to 2001 performance was paid in restricted Shares, which number of Shares was grossed up by 33% and which vest equally over a two-year period. With respect to 2001 performance, Mr. Brown received a grant of 1,947 restricted Shares. The value of this grant on the date of grant is shown on the above table and is based on the closing price of a Share on the NYSE on such date ($36.00).

On
March 1, 2002, in accordance with the Executive AIP, 25% of Messrs. Sternlicht's and Cotter's annual bonus with respect to 2001 performance was deferred into Deferred Shares. With respect to 2001 performance, Mr. Sternlicht was credited with 14,898 Deferred Shares and Mr. Cotter was credited with 3,177 Deferred Shares. The value of these Deferred Shares on the date of grant is shown on the above table and is based on the closing price of a Share on the NYSE on such date ($36.00).

On
February 7, 2001, in accordance with the 1999 LTIP, the following grants of restricted Shares were made which vest in full three years from date of grant: Mr. Sternlicht—70,000; Mr. Cotter—50,151 and Mr. Brown—12,807. The values of these grants on the date of grant are shown on the above table and are based on the closing price of a Share on the NYSE on such date ($37.84).

The
value of these grants at December 31, 2002 were: Mr. Sternlicht—$1,661,800; Mr. Cotter—$1,190,585; and Mr. Brown -$304,038, based on the closing price of a Share on the NYSE on such date ($23.74). On November 23, 2001, the Board of Directors of the Company elected to accelerate the vesting of 50% of the restricted Share grants made to employees of the Company, including the grants made to the executives named in the above table.

(8)
On March 1, 2001, in accordance with the Company's Annual Incentive Plan and with respect to 2000 performance, Mr. Brown received a grant of 4,386 restricted Shares. The value of this grant at December 31, 2002 was $104,124 and is based on the closing price of a Share on the NYSE on such date ($23.74).

On
March 1, 2001, in accordance with the Executive AIP and with respect to 2000 performance, Messrs. Sternlicht and Cotter received the following amounts of Deferred Shares: Mr. Sternlicht was credited with 30,656 Deferred Shares and Mr. Cotter was credited with 8,489 Deferred Shares. The value of these Deferred Shares at December 31, 2002 were: Mr. Sternlicht—$727,773; and Mr. Cotter -$201,529, based on the closing price of a Share on the NYSE on such date ($23.74).

(9)
Amounts include (a) deemed income arising from Mr. Sternlicht's personal use of an airplane leased by the Company amounting to $86,008, $121,937 and $189,851 in 2002, 2001 and 2000, respectively, (b) the taxable portion of basic life insurance amounting to $3,978, $1,141 and $856 in 2002, 2001 and 2000, respectively, and (c) as provided in Mr. Sternlicht's employment agreement, premiums paid for a $10 million "split dollar" life insurance policy amounting to $6,650 and $1,017 in 2002 and 2001, respectively.

(10)
Amounts include (a) a cost of living allowance of $18,303 and $38,138 in 2001 and 2000, respectively, (b) foreign compensation of $233,142 and $907,740 in 2001 and 2000, respectively, paid to Mr. Cotter or on his behalf locally in Brussels, Belgium, primarily for reimbursement of foreign taxes, including foreign taxes on the grant of employee stock options and restricted stock, (c) income credit due to tax equalization of ($101,280), ($8,569) and ($205,511) in 2002, 2001 and 2000, respectively, (d) a taxable reimbursement of relocation expenses, including a related tax gross-up payment in the amount of $139,091 in 2001, (e) imputed interest relating to a five-year non-interest bearing loan from the Company relating to the purchase of a home, amounting to $32,148 and $24,578 in 2002 and 2001, respectively, and (f) the taxable portion of basic life insurance amounting to $6,787, $1,624 and $930 for 2002, 2001 and 2000, respectively.

(11)
Amounts include (a) imputed interest relating to a five-year, non-interest bearing loan from the Company relating to the purchase of a home, amounting to $36,499 in 2000 and (b) the taxable portion of basic life insurance amounting to $2,541, $743 and $530 for 2002, 2001 and 2000 respectively.

(12)
Amounts include (a) imputed interest relating to a five-year, non-interest bearing loan from the Company relating to the purchase of a home, amounting to $43,867 in 2002 and (b) the taxable portion of basic life insurance amounting to $3,470 in 2002.

(13)
Amount is for the taxable portion of basic life insurance amounting to $1,332 in 2002.

(14)
Messrs. Darnall and Hankin became executive officers of the Company in 2002.

Option Grants

        The following table provides additional information regarding options granted during the last fiscal year to each of the executive officers named in the Summary Compensation Table.

Option/SAR Grants in 2002

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in 2002
Name			Exercise of Base Price ($/sh.)	Expiration Date
					5% ($)	10% ($)
Barry S. Sternlicht	500,000	3.19	34.58(2)	2/15/2012	10,873,588	27,555,807
	600,000	3.83	24.88(2)	12/23/2010	7,127,455	17,071,494
Robert F. Cotter	180,000	1.15	34.58(2)	2/15/2012	3,914,492	9,920,091
	180,000	1.15	24.88(2)	12/23/2010	2,138,236	5,121,448
Ronald C. Brown	75,000	0.48	34.58(2)	2/15/2012	1,631,038	4,133,371
	90,000	0.57	24.88(2)	12/23/2010	1,069,118	2,560,724
Theodore W. Darnall	110,000	0.70	34.58(2)	2/15/2012	2,392,189	6,062,278
	110,000	0.70	24.88(2)	12/23/2010	1,306,700	3,129,774
Steven M. Hankin	75,000	0.48	34.58(2)	2/15/2012	1,631,038	4,133,371
	110,000	0.70	24.88(2)	12/23/2010	1,306,700	3,129,774

(1)
The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as prescribed by the SEC and are not intended to forecast future price appreciation of the Shares. The gains reflect a future value, based upon the closing price of a Share on the applicable grant date, and assume annual growth at these prescribed rates. Options have value to recipients, including the named executive officers, only if the price of Shares advances beyond the grant date price shown in the table during the option term.

(2)
The exercise price of each of the options is equal to the fair market value of a Share on the applicable grant date and vests in four equal annual installments commencing on the first anniversary of the grant date.

Option Exercises and Holdings

        The following table shows the number and value of stock options (exercised and unexercised) during the last fiscal year held by each of the executive officers named in the Summary Compensation Table.

Aggregated Option/SAR Exercises in 2002
and December 31, 2002 Option/SAR Values

			Number of Shares Underlying Unexercised Options/SARs at Fiscal Year-End (#)				Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable		Unexercisable		Exercisable	Unexercisable
Barry S. Sternlicht	—	—	7,429,500	(2)	1,850,000	(2)	8,313,531	—
Robert F. Cotter	—	—	599,060		916,049		—	—
Ronald C. Brown	—	—	412,502		306,004		82,560	—
Theodore W. Darnall	—	—	516,028		413,083		122,753	—
Steven M. Hankin	—	—	158,490		365,467		52,781	17,594

(1)
Value is calculated by subtracting the exercise price from the fair market value of the Share underlying the option on the exercise date (in the case of options exercised) or at December 31, 2002 (in the case of unexercised "in-the-money" options) and multiplying the result by the number of Shares for which the option was exercised or is in-the-money, as the case may be. Fair market value at December 31, 2002 was calculated based upon the average of the high and low sales prices of a Share as reported by the NYSE for that date ($23.72). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.

(2)
Excludes 500,000 options granted to Mr. Sternlicht in 1998. Subsequent to the grant of these options to Mr. Sternlicht in February 1998, he transferred the right to purchase a total of 500,000 Shares underlying such options to third parties. In addition, this amount excludes certain options granted to Mr. Sternlicht in 1995 and 1996. In July 2002, he transferred the right to purchase a total of 96,250 Shares underlying such options to third parties.

Employment and Compensation Agreements with Executive Officers

        Barry S. Sternlicht and the Company entered into an employment agreement, dated as of January 1, 2000, pursuant to which Mr. Sternlicht agreed to continue to serve as the Chairman and Chief Executive Officer of the Company until at least December 31, 2002. Mr. Sternlicht and the Compensation and Option Committee are currently in discussions regarding a new employment contract. Mr. Sternlicht receives a minimum annual base salary of $1,000,000. Mr. Sternlicht also is entitled to receive an annual bonus of not less than $1,325,000 if certain performance measurements are attained during the term of his employment agreement. In addition, Starwood has purchased for Mr. Sternlicht a $10,000,000 life insurance policy. In March 2000, pursuant to the terms of his agreement, Starwood granted to Mr. Sternlicht an option to purchase 1,500,000 Shares, exercisable at $21.8125 per Share. This option vests in three equal installments, subject generally to Mr. Sternlicht's continued employment by Starwood. The option was fully vested as of December 31, 2002. Mr. Sternlicht's employment is terminable by Starwood with or without cause. In the event Mr. Sternlicht's employment is terminated by Starwood other than for "cause" or by Mr. Sternlicht for "good reason," Starwood will pay to Mr. Sternlicht as a severance benefit an amount equal to two times the sum of his annual base salary then in effect plus the highest amount paid to him as a bonus during the preceding three years. In addition, all then unvested awards made to Mr. Sternlicht will vest in full, subject to certain exceptions, and the Company will also continue to provide medical benefits coverage during the one year period after the date of termination. Under the terms of the agreement, the Company acknowledged that Mr. Sternlicht is involved in other business endeavors, including Starwood Capital as well as serving on outside boards and managing personal investments and, as a consequence, performs multiple executive roles. Subject to Mr. Sternlicht's duties and obligations to the Company and subject to certain non-competition agreements between the Company and Mr. Sternlicht and between the Company and Starwood Capital, the Company consented to the continuation of Mr. Sternlicht's additional business endeavors and multiple executive roles. In April 1999, the Company made an interest-bearing loan to Mr. Sternlicht in the amount of approximately $1,222,000 in respect of taxes payable by Mr. Sternlicht as a result of the vesting of the restricted stock award originally granted to Mr. Sternlicht in August 1996.

        As of June 27, 2000, Robert F. Cotter and the Company entered into an employment agreement, commencing on February 15, 2000, in connection with his becoming the Company's Chief Operating Officer and his relocation to the White Plains, New York office from Brussels, Belgium. Mr. Cotter's annual salary was $600,000 for 2000 and, effective January 1, 2001, $650,000, with a bonus to be determined in accordance with the Company's bonus plan. For 2001, Mr. Cotter was guaranteed to receive an option to purchase 454,000 Shares with an exercise price per Share equal to the fair market value of a Share on the date of grant. In addition, the Company agreed to pay the reasonable, out-of-pocket costs of Mr. Cotter's relocation. The Company has also made a non-interest bearing home loan to Mr. Cotter in the amount of $600,000, secured by a second mortgage on Mr. Cotter's home, which is due in five years or upon Mr. Cotter's termination of employment. Mr. Cotter's employment is terminable by the Company with or without cause upon thirty days' notice. In the event his employment is terminated by the Company without cause, Mr. Cotter will be entitled to severance benefits of one year's base salary and the Company will reimburse Mr. Cotter for COBRA expenses for one year following the date of termination.

        As of May 24, 1999, Ronald C. Brown and the Company entered into a new employment agreement in connection with his employment as the Company's Executive Vice President and Chief Financial Officer and his relocation to the White Plains, New York office. Mr. Brown's initial annual salary was $425,000, with a bonus to be determined in accordance with the Company's bonus plan. In addition, the Company agreed to pay the reasonable, out-of-pocket costs of Mr. Brown's relocation. Mr. Brown's employment is terminable by the Company with or without cause. In the event his employment is terminated by the Company without cause, Mr. Brown will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination. In April 1999, the Company made an interest-bearing loan to Mr. Brown in the amount of approximately $218,000 in respect of taxes payable by Mr. Brown as a result of the vesting of the restricted stock award originally granted to Mr. Brown in August 1996. The taxes payable were based on a fair value of $53.00 per Share. The Company also made a non-interest bearing home loan to Mr. Brown in the amount of $600,000 secured by a second mortgage on Mr. Brown's home. This loan was repaid in full by Mr. Brown in 2001.

        As of March 25, 1998, Theodore W. Darnall and the Company entered into an employment agreement in connection with his employment as the Company's Executive Vice President of Hotel Operations. Mr. Darnall's initial annual salary was $350,000, with a bonus to be determined in accordance with the Company's bonus plan. In lieu of a base salary payment for change in control, Mr. Darnall received a retention bonus equal to one year's base salary conditioned upon his staying with the Company at least one year after the closing of the acquisition of ITT Corporation. In addition, Mr. Darnall was granted 125,000 options under the 1995 Long Term Incentive Plan in connection with his accepting employment with the Company. The Company also agreed to pay the reasonable, out-of-pocket costs of Mr. Darnall's relocation and made a non-interest bearing home loan to Mr. Darnall in the amount of $600,000, secured by a second mortgage on Mr. Darnall's home, which is due in five years or upon his termination of employment. Mr. Darnall's employment is terminable by the Company with or without cause. In April 1999, the Company made an interest-bearing loan to Mr. Darnall in the amount of approximately $416,000 in respect of taxes payable by Mr. Darnall as a result of the vesting of the restricted stock award originally granted to Mr. Darnall in August 1996. In the event his employment is terminated by the Company without cause, Mr. Darnall will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination.

        As of September 2, 1999, Steven M. Hankin and the Company entered into an employment agreement in connection with his employment as the Company's Senior Vice President, Strategic

Planning. Mr. Hankin's initial annual salary was $325,000, with a bonus to be determined in accordance with the Company's bonus plan. Mr. Hankin was granted 50,000 options and 5,000 shares of Restricted Stock under the 1999 LTIP in connection with his accepting employment with the Company. In addition, the Company agreed to pay the reasonable out-of-pocket costs of Mr. Hankin's relocation. The Company has also made a non-interest bearing home loan to Mr. Hankin in the amount of $300,000, secured by a second mortgage on Mr. Hankin's home, which is due in five years or upon Mr. Hankin's termination of employment. Mr. Hankin's employment is terminable by the Company with or without cause. In the event his employment is terminated by the Company without cause, Mr. Hankin will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination.

        In December 1999, the Company entered into severance agreements with each of Messrs. Sternlicht, Brown and Darnall. Messrs. Cotter and Hankin entered into severance agreements with the Company in August 2000 and October 2000, respectively. The severance agreements provide for a term of three years, in each case with provision for automatic one-year extensions until either the executive or the Company notifies the other that such party does not wish to extend the agreement. If a Change in Control (as defined in the agreement) occurs, the agreements will continue for at least 24 months following the date of such Change in Control.

        The agreements provide that if, following a Change in Control, the executive's employment is terminated without Cause (as defined in the agreement) or with Good Reason (as defined in the agreement) or the executive terminates his employment for any reason during the one-month period commencing one year after the Change in Control, the executive would be entitled to receive (i) three times (or two times in the case of Mr. Hankin) the sum of his base salary plus the average of the annual bonuses earned by the executive in the three fiscal years ending immediately prior to the fiscal year in which the termination occurs; (ii) continued medical benefits for two years, reduced to the extent benefits of the same type are received by or made available to the executive from another employer; (iii) a lump sum amount, in cash, equal to the sum of (A) any unpaid incentive compensation which had been allocated or awarded to the executive for any measuring period preceding termination under any annual or long term incentive plan and which, as of the date of termination, is contingent only upon the continued employment of the executive to a subsequent date, and (B) the aggregate value of all contingent incentive compensation awards allocated or awarded to the executive for all then uncompleted periods under any such plan that the executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award; (iv) immediate vesting of stock options and restricted stock held by the executive under any stock option or incentive plan maintained by the Company; (v) outplacement services suitable to the executive's position for a period of two years or, if earlier, until the first acceptance by the executive of an offer of employment, the cost of which will not exceed twenty percent (20%) of the executive's base salary; (vi) a lump sum payment of any of the executive's deferred compensation; (vii) immediate vesting of all unvested 401(k) contributions in the executive's 401(k) account or payment by the Company of an amount equal to any such unvested amounts that are forfeited by reason of the executive's termination of employment; and (viii) forgiveness in full of any home or relocation loans from the Company to the executive, that are outstanding as of the date of termination plus an additional amount required to permit the executive to pay any income tax incurred as a result of such loan forgiveness. In addition, to the extent Messrs. Sternlicht, Brown, Cotter or Darnall, become subject to the "golden parachute" excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, such executive would become entitled to a gross-up payment in an amount sufficient to offset the effects of such excise tax. To the extent Mr. Hankin would become subject to such excise tax, any payment or benefit received under his severance agreement will be reduced to an amount that would not subject him to such tax.

COMPENSATION AND OPTION COMMITTEE REPORT

        The information contained in this Compensation and Option Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        During 2002, the Board made decisions with respect to compensation for executive officers of the Company based on the recommendations of the Compensation and Option Committee (the "Compensation Committee") comprised of Directors who are not members of Starwood management. The primary objectives of the Board with respect to executive compensation are to establish programs which attract and retain key domestic and international managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial conditions of Starwood and with the achievement of individual performance goals. In addition, equity based incentive plans are utilized to promote ownership of Shares by key executives and serve to align financial interests of executives with those of stockholders.

        Starwood's executive compensation package generally includes a base salary, an annual cash and restricted stock incentive, and a long-term incentive award. In December 2002, for incentive and retention purposes, a select group of senior executives, including the executives named in the Summary Compensation Table, were provided the opportunity to purchase stock options using a portion of their 2002 bonus that was paid in March 2003. Under the Purchased Option Program, executives could make an irrevocable election to forego a portion of their cash bonus, equal to 10% of the exercise price per option and apply such amounts to the purchase of such options. The options vest in full one year from the date of grant and the executive is at risk for the purchase price if the executive leaves the Company prior to vesting of the option or if the Share price declines. Upon exercise, the executive must pay the remaining 90% of the exercise price.

        In aggregate, these programs are designed to be performance based, with a significant portion of an executive's compensation tied to key financial, strategic, and individual objectives. It is the Compensation Committee's intention that substantially all compensation for executives be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes.

        In determining competitive compensation levels for the pay elements noted above, the Compensation Committee reviews survey data from several major compensation consulting firms that reflects the pay practices for comparable positions in the hotel and hospitality industries, as well as general industry. Data from more than half of the companies reflected in the Standard & Poor's Corporation Hotel Index included in the Stockholder Return Performance Graph below are included in the survey results. The Compensation Committee also considers other publicly available data of peer companies and, to the extent appropriate, also considered past pay practices.

        The salary ranges for executives are generally based on the accountabilities of each position, which are reviewed on a regular basis. The ranges are reviewed annually against similar positions among the companies in the survey group described above. The midpoint of each salary range is generally targeted at the median of similar positions in the survey group.

        For the Chief Executive Officer and the Chief Operating Officer, annual incentive awards are paid based on performance against specified earnings targets set in advance in accordance with the stockholder approved Executive AIP. Awards for other named executive officers were made in accordance with the Company's Annual Incentive Plan. The amount of the award an executive is eligible to receive increases for Company earnings performance that exceeds the target and decreases when targeted Company earnings performance is not achieved. In approving the incentive award for each executive officer, the Compensation Committee considers performance of both earnings per share ("EPS") and earnings before interest expense, tax expense, depreciation and amortization ("EBITDA") as well as certain other key metrics set in advance in accordance with a stockholder approved plan. Annual incentive targets are set above the median of similar positions in the survey group. For the Chief Executive Officer and the Chief Operating Officer, annual incentive awards are payable partly in cash and partly in Deferred Shares. The amount of Deferred Shares credited to such executives is grossed up by 33% and vest ratably over a three-year period. For the other named executive officers, annual incentive awards are generally payable partly in cash and partly in restricted stock. During 2002, however, due to the significant financial uncertainty associated with bonuses to be paid in March of 2003, the Board decided that named executives (other than Messrs. Sternlicht and Cotter) would be permitted to elect to receive their bonus partly in cash and partly in stock (up to 25%), or entirely in cash, at their sole discretion. Where shares were elected, the number of shares of restricted stock were grossed up by 33% and vest ratably over a two-year period.

        Long-term awards, made under the stockholder approved 2002 LTIP, are generally granted annually in the form of stock options. In 2002, restricted stock awards were also made. The options are granted at the fair market value of a Share on the date of grant and increase in value based on the appreciation of a Share. Most awards become exercisable in 25% increments upon each of the first four anniversaries of the grant. The restricted stock awards cliff vest three years from the date of grant, except in circumstances where the Board determines, that vesting acceleration could occur based on the achievement of certain performance targets. Long-term incentive targets are set above the median of similar positions in the survey group. Actual awards are determined after considering each individual's performance against a set of pre-established performance objectives.

        The executive compensation decisions made by the Compensation Committee during 2002 reflect Starwood's below target performance against key financial measures, specifically EPS and EBITDA, caused by the weakened global economy and the impact of geo-political uncertainty. The Compensation Committee believes that the Company's executive compensation programs and decisions have generally met their objectives. Starwood has been able to attract and retain the type of executive talent necessary to successfully support its growth and financial objectives.

Chief Executive Officer Compensation For 2002

        Barry S. Sternlicht is the Chairman and Chief Executive Officer of Starwood. Mr. Sternlicht was awarded a total bonus of $1,500,000 in March 2003 relating to his 2002 performance, $228,150 of which he deferred in order to purchase 100,000 options pursuant to the Company's purchased option program and $317,950 of which was deferred into Deferred Shares in accordance with the Executive AIP (which amount was grossed up by 33% to $422,874 in Deferred Shares in accordance with the terms of the Executive AIP). In addition, he received stock options to purchase 1,100,000 Shares in 2002 as well as a grant of 70,000 restricted Shares, under the 2002 LTIP. Mr. Sternlicht's base salary, is targeted to be generally competitive with the salary paid to the chief executive officers in the survey group.

        The following factors contributed to the Compensation Committee's determination of Mr. Sternlicht's 2002 bonus: (a) Starwood's financial performance as measured by EPS and EBITDA, (b) the amount of bonus relative to bonuses paid to chief executive officers in peer companies and (c) Mr. Sternlicht's leadership and direction during the most challenging economic and political environments the hospitality industry and Starwood have ever faced.

        The ultimate value of the stock options granted to Mr. Sternlicht in 2002 depends on Starwood's future success and whether that value is reflected in the value of the Shares.

        Eric Hippeau (chairman)
        Jean-Marc Chapus
        Kneeland Youngblood

STOCKHOLDER RETURN PERFORMANCE

        Set forth below is a line graph comparing the cumulative total stockholder return on the Shares against the cumulative total return on the S&P 500 and the S&P 500 Hotel Index (the "S&P 500 Hotel") for the five fiscal years beginning December 31, 1997 and ending December 31, 2002. The graph assumes that the value of the investments was 100 on December 31, 1997 and that all dividends and other distributions were reinvested. The comparisons are provided in response to SEC disclosure requirements and are not intended to forecast or be indicative of future performance.

	1997	1998	1999	2000	2001	2002
Starwood	100.00	42.16	44.78	68.48	59.55	49.03
S&P 500	100.00	128.34	155.14	141.13	124.40	97.08
S&P 500 Hotel	100.00	81.53	81.52	65.80	61.70	55.31

AUDIT COMMITTEE REPORT

        The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Audit Committee, which is comprised entirely of "independent" Directors, as defined by the rules of the NYSE, serves as an independent and objective party to assist the Board in fulfilling its oversight responsibilities including, but not limited to, (i) monitoring the quality and integrity of the Company's financial statements, (ii) monitoring compliance with legal and regulatory requirements, (iii) assessing the qualifications and independence of the independent accountants and (iv) establishing and monitoring the Company's systems of internal controls regarding finance, accounting and legal compliance. The Audit Committee operates under a written charter which has been adopted to meet the requirements under Sarbanes-Oxley and the proposed NYSE standards. The Audit Committee Charter is attached as Annex B.

        During the year ended December 31, 2002, the Audit Committee reviewed and discussed the audited financial statements with management, the Company's internal auditors and the independent auditors, Ernst & Young. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussion with Audit Committees," as amended, and discussed with the auditors their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

        Daniel W. Yih (chairman)
        Stephen R. Quazzo
        Thomas O. Ryder

Audit Fees

        The aggregate amounts paid by the Company for the fiscal year ended December 31, 2002 to the Company's principal accounting firm, Ernst & Young, are as follows (in millions):

Audit Fees (1)	$5.0
Audit-Related Fees (2)	$1.2
Tax Fees (3)	$0.1
All other fees	$0.0

(1)
In addition to the annual audit, includes fees for services rendered for the review of quarterly financial statements and assistance with regulatory and statutory filings. These fees also include the fees to re-audit the Company's financial statements for the 2001 and 2000 fiscal years (see "Change in Independent Auditors").

(2)
Includes fees for services rendered for the audits of employee benefit plans, audits required by debt or other contractual agreements and assistance with certain dispositions.

(3)
Includes fees for services rendered for the preparation and review of certain foreign tax returns.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies of the Board of Directors

        The policy of the Board of Directors of the Company provides that any contract or transaction between the Company and any other entity in which one or more of its Directors or officers are directors or officers, or have a financial interest, must be approved or ratified by the Governance Committee (which is comprised of Senator Mitchell and Messrs. Ryder and Youngblood) or by a majority of the disinterested Directors after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them.

Starwood Capital

        General.    Barry S. Sternlicht, Chairman, Chief Executive Officer and a Director of the Company, controls and has been the President and Chief Executive Officer of Starwood Capital since its formation in 1991. Affiliates of Starwood Capital held an approximate 50% vote and 35.16% interest in profits in the Westin entities acquired by a predecessor of the Company, in 1997.

        Trademark License.    An affiliate of Starwood Capital has granted to Starwood, subject to Starwood Capital's unrestricted right to use such name, an exclusive, non-transferable, royalty-free license to use the "Starwood" name and trademarks in connection with the acquisition, ownership, leasing, management, merchandising, operation and disposition of hotels worldwide, and to use the "Starwood" name in its corporate name worldwide, in perpetuity.

        Starwood Capital Noncompete.    In connection with a restructuring of the Company in 1995, Starwood Capital agreed that, with certain exceptions, Starwood Capital would not compete directly or indirectly with the Company within the United States and would present to the Company all opportunities presented to Starwood Capital to acquire fee interests in hotels in the United States and debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt (the "Starwood Capital Noncompete"). During the term of the Starwood Capital Noncompete, neither Starwood Capital nor any of its affiliates is permitted to acquire any such interest, or any ground lease interest or other equity interest, in hotels in the United States. In addition, the Company's Corporate Opportunity Policy requires that each director and executive officer submit to the Corporate Governance Committee any opportunity that the director or executive officer reasonably believes is within the Company's lines of business or in which the Company has an interest. Therefore, as a matter of practice, all opportunities to purchase hotel-related assets, even those outside of the United States, that Starwood Capital may pursue are first presented to the Company. The Starwood Capital Noncompete continues until no officer, director, general partner or employee of Starwood Capital is on the Board (subject to exceptions for certain restructurings, mergers or other combination transactions with unaffiliated parties). Several properties owned or managed by the Company, including the Westin Innisbrook Resort (the "Innisbrook Resort"), the Westin Mission Hills Resort and the Turnberry Hotel, were opportunities brought to the Company or its predecessors by Starwood Capital or entities related to Mr. Sternlicht. With the approval in each case of the Governance Committee of the Board, from time to time the Company has waived the restrictions of the Starwood Capital Noncompete, in whole or in part, (or passed on the opportunity in cases of the Corporate Opportunity Policy for non-U.S.-opportunities) with respect to particular acquisition opportunities in which the Company had no interest. Since 1995, a total of four such investments were made—the Radisson Governors Inn Hotel in Research Triangle Park as part of a mixed use property in Raleigh, North Carolina (deemed below the quality of hotel the Company targets); the acquisition of Chevy Chase Plaza, a mixed use property in Maryland that included a Holiday Inn hotel leased on a long term basis to a third party operator (no management or branding opportunity was available), the acquisition of a small lower end hotel located in Kobe, Japan operated by a third party at the date of acquisition and deemed unsuitable for any Starwood brand and a 16-hotel portfolio of lessor interests under which the properties were subject to long-term operating leases which were essentially long-term income investments and not an opportunity to manage or brand the properties, and which were not of interest to the Company.

        Portfolio Investments.    An affiliate of Starwood Capital holds an approximately 25% non-controlling interest in Troon Golf ("Troon"), a golf course management company that currently manages over 120 high-end golf courses. Mr. Sternlicht's indirect interest in Troon held through such affiliate is approximately 12%. Troon is one of the largest third-party managers of golf courses in the United States. In January 2002, after extensive review of alternatives and with the unanimous approval of the Governance Committee, the Company entered into a Master Agreement with Troon covering the United States and Canada whereby the Company has agreed to have Troon manage all golf courses in the United States and Canada that are owned by the Company and to use reasonable efforts to have Troon manage golf courses at resorts that the Company manages and franchises. The Company believes that the terms of the Troon agreement are at or better than market terms. Mr. Sternlicht did not participate in the negotiations or the approval of the Troon Master Agreement. During 2002, Troon managed 17 golf courses at resorts owned or managed by the Company. The Company paid Troon a total of $6,846,000 ($813,000 of which represents management fees and payments for other services and $6,033,000 of which represents reimbursements of third-party expenses), in 2002 for eight golf courses at resorts owned or managed by the Company. During 2001 and 2000, the Company paid a total of $479,000 ($432,000 of which represents management fees and payments for other services and $47,000 of which represents reimbursements of third-party expenses), and $545,000 ($458,000 of which represents management fees and payments for other services and $87,000 of which represents reimbursements of third-party expenses), respectively for two golf courses at resorts owned by the Company.

        An entity in which Mr. Sternlicht has a 38% interest owned the common area of the Sheraton Tamarron Resort, which the Company managed until December 2001. As of the date of this filing, management fees earned and paid were, $197,000 and $219,000 relating to 2001 and 2000, respectively. The Company has outstanding receivables of approximately $314,000 at December 31, 2002, which arose as a result of the termination of the Tamarron management agreement. These receivables are expected to be paid in connection with any settlement of the Innisbrook matter discussed below. The Company believes that the terms of the Tamarron agreement were at or better than market terms.

        In addition, a subsidiary of Starwood Capital is a general partner of a limited partnership which owns approximately 45% in an entity that manages over 40 health clubs, including one health club and spa space in a hotel owned by the Company. The Company paid approximately $84,000 annually to the management company for such management services in 2002, 2001 and 2000. The Company believes that the terms of the management agreement are at or better than market terms.

        Other Management-Related Investments.    Mr. Sternlicht has a 38% indirect interest in an entity (the "Innisbrook Entity") that owns the common area facilities and certain undeveloped land (but not the hotel) at the Innisbrook Resort. In May 1997, the Innisbrook Entity entered into a management agreement for the Innisbrook Resort with Westin, which was then a privately held company partly owned by Starwood Capital and Goldman, Sachs & Co. When the Company acquired Westin in January 1998, it acquired Westin's rights and obligations under the management and other related agreements. Under these agreements, the hotel manager was obligated to loan up to $12.5 million to the owner in the event certain performance levels were not achieved. Management fees earned under these agreements were $584,000, $716,000 and $885,000 in 2002, 2001 and 2000, respectively. The operations of the Innisbrook Entity have not generated sufficient cash flow to service the debt and remain current in its payments to the Company. The Innisbrook Entity, the Company and other lenders are currently in discussions regarding the terms and timing of payments owed to the Company and such other lenders. The discussions relate to approximately $7 million in loans by the Company, which funded resort operations and approximately $5 million of deferred management fees and reimbursable expenses as well as amounts owed by the Innisbrook Entity to other parties. While there can be no assurance that the Company will be able to collect these amounts, based on available information and the establishment of applicable reserves, the Company does not believe any resolution of this matter will have a material impact on the financial position, results of operation or cash flows of the Company. Any settlement of this matter would be subject to the approval of the Governance Committee.

        In July 2002, the Company acquired a 49% interest in the Westin Savannah Harbor Resort and Spa in connection with the restructuring of the indebtedness of that property. An unrelated party holds an additional 49% interest in the property. The remaining 2% is held by Troon. As disclosed above, Mr. Sternlicht owns an approximate 12% non-controlling interest in Troon through an affiliate of Starwood Capital. Troon invested in the project on a pari-passu basis and manages the golf course at the Westin Savannah. The unrelated third party negotiated the terms of the golf management agreement with Troon and approved the terms of its equity interest, and therefore, the Company believes the arrangements are on an arms-length basis.

        Aircraft Lease.    In February 1998, the Company leased a Gulfstream III Aircraft ("GIII") from Star Flight LLC, an affiliate of Starwood Capital. The term of the lease was one year and automatically renews for one-year terms until either party terminates the lease upon 90 days' written notice. The rent for the aircraft, which was set at approximately 90% of fair market value at the time (based on two estimates from unrelated third parties), is (i) a monthly payment of 1.25% of the lessor's total costs relating to the aircraft (approximately $123,000 at the beginning of the lease with this amount increasing as additional costs are incurred by the lessor), plus (ii) $300 for each hour that the aircraft is in use. Payments to Star Flight LLC were $2,052,000, $1,682,000 and $840,000 in 2002, 2001 and 2000, respectively. Starwood Capital has used the GIII as well as the Gulfstream IV Aircraft ("GIV") operated by the Company. For use of the GIII, Starwood Capital relieves the Company of lease payments for the days the plane is used and reimburses the Company for costs of operating the aircraft. Lease relief and reimbursed operating costs were approximately $296,000, $95,000 and $176,000 for fiscal 2002, 2001 and 2000, respectively. For use of the GIV, Starwood Capital pays a charter rate that the Company believes is no less favorable than that which the Company could receive from an unaffiliated third party.

Other

        The Company has on occasion made loans to employees, including executive officers, principally in connection with home purchases upon relocation. As of December 31, 2002, approximately $11 million in loans to approximately 36 employees was outstanding of which approximately $7 million were non-interest bearing home loans. Home loans are generally due five years from the date of issuance or upon termination of employment and are secured by a second mortgage on the employee's home. Officers receiving home loans in connection with relocation were Robert F. Cotter, Chief Operating Officer, in June 2001 (original balance of $600,000), Ronald C. Brown, Executive Vice President and Chief Financial Officer, in June 1999 (original balance of $600,000), David K. Norton, Executive Vice President of Human Resources, in July 2000 (original balance of $500,000), Theodore W. Darnall, President, Real Estate Group, in 1996 and 1998 (original balance of $750,000 ($150,000 bridge loan in 1996 of which $100,000 has been repaid) and $600,000 home loan in 1998) and Steven M. Hankin, President, Starwood Technology and Revenue Systems, in 2000 (original balance of $300,000). The loans to Messrs. Cotter, Norton, Darnall and Hankin are currently outstanding. The loan made to Mr. Brown was repaid in 2001. As a result of the acquisition of ITT Corporation in 1998, restricted stock awarded to Messrs. Sternlicht, Brown and Darnall in 1996 vested at a price for tax purposes of $53 per Share. This amount was taxable at ordinary income rates. By late 1998, the value of the stock had fallen below the amount of income tax owed. In order to avoid a situation in which the executives could be required to sell all of the Shares acquired by them to cover income taxes, in April 1999 the Company made interest-bearing loans at 5.67% to Messrs. Sternlicht, Brown and Darnall of $1,222,000, $218,000 and $416,000 respectively, to cover the taxes payable. Accrued interest on these loans at December 31, 2002 is approximately $257,000, $46,000 and $88,000, respectively. The notes and all associated accumulated interest become due on their tenth anniversary.

        Since July 2002, Richard Cotter has been the Vice President, Operations, Mid Atlantic Region for the Company. From January 2001 to July 2002 Mr. Cotter served as Vice President, Operations, New York City and assisted in the transition of a new General Manager for the St. Regis New York and from July 1998 to January 2001, he served as Vice President, the St. Regis Group, and Managing Director, St. Regis New York (General Manager of the property). Mr. Cotter's salary and bonus were $272,571 and $181,335, respectively, for 2000, $283,336 and $71,549, respectively, for 2001 and $292,160 and $53,244 respectively, for 2002. In connection with the Company's Long Term Incentive Plans, Mr. Cotter was granted 31,000, 10,823 and 28,000 options to purchase Company shares in 2000, 2001 and 2002, respectively, and was awarded 3,487 shares of restricted stock in 2001. In addition, in connection with his employment as general manager of the St. Regis and these other positions, Mr. Cotter was provided with the use of a Company-owned apartment in New York City adjacent to the St. Regis, which the Company believes has a rental value of $10,000 per month. Mr. Cotter has had the use of the apartment since September 1998. In light of his new position with the Company, Mr. Cotter will no longer have use of the apartment starting during the second quarter of 2003 and will be moving to an apartment located in the Sheraton New York—Hotel & Towers. Richard Cotter is the brother of Robert Cotter, who has been the Chief Operating Officer of the Company since February 2000.

        In 2002, Starwood retained the law firm Piper Rudnick (as well as Verner Liipfert, which merged with Piper Rudnick in October 2002), of which Senator George J. Mitchell, a Director of the Corporation and Trustee of the Trust, is a partner. We expect that this firm will continue to provide services to the Company in 2003.

OTHER MATTERS

        The Board is not aware of any matters not referred to in the enclosed proxy that will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the Company Shares represented thereby in accordance with their discretion.

SOLICITATION COSTS

        The cost of soliciting proxies in the accompanying form will be borne by Starwood. The solicitation is being made by mail and may also be made by telephone or in person using the services of a number of regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by Starwood for expenses incurred in sending proxy materials to beneficial owners of Company Shares. The Company has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $13,000 plus reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        In order to be considered for inclusion in the proxy solicitation material for the 2004 Annual Meeting of Stockholders of the Company, a stockholder proposal must be received by the Company not later than December 3, 2003. In addition, the Bylaws of the Company establish an advance notice procedure for stockholder proposals to be brought before any meeting, including proposed nominations of persons for election to the Board. A stockholder nomination or proposal intended to be brought before the Annual Meeting must have been received by the Company on or after February 6, 2003 and on or prior to March 3, 2003. Other than the stockholder proposals contained herein, no such nominations or proposals were received by the Company. The Company's 2004 Annual Meeting of Stockholders is expected to be held on May 7, 2004. Under the Bylaws, a stockholder proposal or nomination intended to be brought before the 2004 Annual Meeting (whether or not such proposal is included in the proxy solicitation material as described above) must be received by the Company on or after January 30, 2004 and on or prior to February 24, 2004, with certain exceptions if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2003 Annual Meeting. All proposals and nominations should be directed to Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604-3500, Attention: Corporate Secretary. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

                      By Order of the Board of Directors
                      STARWOOD HOTELS & RESORTS
                      WORLDWIDE, INC.

                      Kenneth S. Siegel
                       Corporate Secretary

April 8, 2003

ANNEX A

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
STARWOOD HOTELS & RESORTS

CORPORATE GOVERNANCE GUIDELINES

1.     Selection of Chairman

        The Bylaws of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") and Starwood Hotels & Resorts (the "Trust" and together with the Corporation, the "Company") each provide that the directors and trustees, as the case may be, shall elect a Chairman from among the directors and trustees (the directors and trustees are referred to in this policy collectively as Directors).

        It is the policy of the Company that the positions of Chairman of the Board and Chief Executive Officer may be held by the same person. The Bylaws of the Trust provide that the Chairman shall be the Chief Executive Officer of the Trust. This is the current arrangement which has served the Company well over the past several years. As time and circumstances warrant, this policy may change. The function of the Board in monitoring the performance of the senior management of the Company is fulfilled by the presence of outside Directors of stature who have a substantive knowledge of the Company's business.

2.     Lead Director Concept

        The Board believes that designating a lead independent director may or may not serve the best interests of the Company and its shareholders at any given time, depending upon circumstances at that time. In the event that a lead director is designated, his or her duties would include: assisting the Board in assuring compliance with and implementation of the Company's Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the Board's non-employee directors and acting as principal liaison between the non-employee directors and the Chairman on sensitive issues. The Company does not currently have a lead independent director.

3.     Committees

        It is the general policy of the Company that all major decisions be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned company. Currently these committees are the Executive Committee, Audit Committee, Compensation and Option Committee, Nominating Committee and Governance Committee. The members and chairs of these committees are recommended to the Board by the Nominating Committee. The Audit Committee, Compensation and Option Committee, Nominating Committee and Governance Committee are made up of only independent Directors. The membership of these four committees is rotated from time to time. Each of these four committees shall have a written charter which shall be periodically reviewed by the Board.

4.     Assignment and Rotation of Committee Members

        The Nominating Committee of the Board is responsible for the assignment of Board members to various committees. The Board of Directors has adopted guidelines in recognition of the importance of and contributions made by the various committees of the Board. To fully utilize the diverse backgrounds of the membership, it is desirable that all non-employee Directors serve on at least one of the committees. Continuity of membership and orderly rotation is important to the effectiveness of committees. Accordingly, subject to maintaining at least one "audit committee financial expert" on the Audit Committee at all times, it is suggested that membership be considered on a two-to-five year basis. In the case of the chairperson of a committee, a pattern of at least one year's service on the committee, followed by three years of service as its chairman, followed by an additional year's service under a new chairman provides continuity and enhances the functioning of the committee. Service on different committees from time to time by Board members is desirable and increases a Director's contribution to the Company. Concurrent membership on more than one committee is also desirable where practicable.

5.     Frequency and Length of Meetings; Telephonic Attendance

        The Chairman of the Board, and the Committee Chairman, as appropriate, determine the frequency and length of meetings of the Board and committees, respectively. The Audit Committee meets at least 7 times annually; the Compensation and Option Committee meets at least 2 times annually; the Nominating Committee meets at least 1 time annually and the Governance Committee meets at least 2 times annually, in regularly scheduled sessions. Executive Committee meetings are scheduled as needed. The Company prefers that Directors attend regular Board and committee meetings in person and that telephonic attendance be used only in special or extenuating circumstances.

6.     Committee Agenda

        The Chairman of each committee, as appropriate, in consultation with management, develops the meeting agenda. To the extent feasible, the committee meeting schedules are set one year in advance.

7.     Board Agenda

        The Chairman, taking into account suggestions from other members of the Board, establishes the agenda for each Board meeting.

8.     Board Materials Distributed in Advance

        To the extent feasible, the meeting agenda and information materials relating to the Board and committee meetings are distributed to the Directors one week in advance of the meeting. Board members are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings.

9.     Presentations

        To the extent practicable, Board presentations are distributed in advance to the Directors. Proprietary or otherwise sensitive materials may be reserved for distribution at the Board meeting.

10.   Regular Attendance of Non-Directors at Board and Committee Meetings

        The Chairman of the Board or committee, as appropriate, designates the guest attendees at any Board or committee meeting, who are present for the purpose of making presentations, responding to questions by the Directors, or providing counsel on specific matters within their areas of expertise.

11.   Executive Sessions of Outside Directors

        All Board meetings will include an executive session of the non-employee Directors to be held at the beginning of the meeting. Unless a lead independent director is designated by the Board, the Chairman of the Governance Committee shall serve as chair to these sessions.

12.   Board Access to Senior Management and Outside Advisors

        Effective corporate directors are diligent monitors, but not managers, of business operations. Directors should have full access to management, as needed, to fulfill their oversight responsibilities.

The Board encourages management to include key managers in Board meetings who can share their expertise with respect to matters before the Board. This also enables the Board to gain exposure to key managers with future potential in the Company. The Board and committees may engage independent advisors as the Board or committees deems appropriate.

13.   Board Compensation

        Compensation of non-employee Directors shall be comparable to that offered by other companies of similar size and scope and the Company's competitors. Directors who are officers of the Company shall receive no additional remuneration for serving as a Company Director.

        Company management will periodically review with the Compensation and Option Committee the status of non-employee Director compensation relative to comparable companies and the Company's competitors. Any changes to Board compensation shall arise from recommendations of the Compensation and Option Committee, with full discussion and concurrence by the Board.

        The Board is committed to fostering compensation programs and policies designed to encourage Director stock ownership over the long-term and therefore payment of a portion of Director compensation is in the form of Company stock, deferred compensation stock equivalents or options to purchase Company stock. Such programs, in the view of the Board, will help align the interests of Directors with those of shareholders.

14.   Share Ownership Guidelines

        Each Director is expected to acquire a number of shares of Company stock (or deferred compensation stock equivalents) with a market price equal to two (2) times the annual Director's fee paid to such Director (measured on the date of acquisition).

        Each Director shall be allowed a period of three years to satisfy this requirement. The three-year period shall commence on June 1, 2002 with respect to all Directors serving on the Board as of that date. For Directors who join the Board after June 1, 2002, the three-year period shall commence on the date on which a Director joins the Board.

15.   Size of Board

        The Board has determined that a board size of 9 to 12 is currently optimal.

16.   Mix of Inside and Outside Directors

        The Board believes that at least two-thirds of the Board of Directors should consist of independent non-employee Directors. Currently 90% of the Directors are independent non-employee Directors.

17.   What Constitutes Independence for Outside Directors

        The Board believes that a non-employee Director is "independent" if the Director satisfies the independence requirements of the listing standards of the New York Stock Exchange.

18.   Former Officers' Board Membership

        The Board has instituted a practice whereby upon retirement or other termination of employment from the Company, an employee-Director will retire from the Board of Directors (at the time of retirement from the Company) unless continued service on the Board is recommended by the Nominating Committee and by the Board of Directors.

19.   Board Membership Criteria; No Specific Limitation on Other Board Service

        There are no firm prerequisites to qualify as a candidate for the Board, although the Board seeks a diverse group of candidates who possess the background, skills and expertise relevant to the business of the Company or candidates that possess a particular geographical or international perspective. The Board looks for candidates with qualities that include strength of character, an inquiring and independent mind, practical wisdom and mature judgment. Annually the Nominating Committee reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board the slate of directors to be recommended for nomination for election at the annual meeting of shareholders.

        The Board does not believe that its members should be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, the Nominating Committee and the full Board will take into account the nature of and time involved in a Director's service on other boards in evaluating the suitability of individual Directors and making its recommendations to Company shareholders. Service on boards and/or committees of other organizations should be consistent with the Company's conflict of interest policies.

20.   Selection of New Director Candidates

        The Nominating Committee makes recommendations to the Board concerning the composition of the Board including consideration of its size and an individual's qualifications for membership. Nominations to the Board of the Corporation may also be submitted to the Nominating Committee by the Corporation's shareholders.

21.   Extending the Invitation to a New Potential Director to Join the Board

        The invitation to join the Board is extended by the Chairman on behalf of the Board of Directors.

22.   Board Orientation and Education

        The Company has a full orientation process for new Board members that includes extensive materials and meetings with key management to familiarize new Directors with the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and its principal officers. All Directors are also encouraged to attend, at Company expense, director continuing education programs offered by various organizations.

23.   Assessing the Board's Performance

        The Board continuously assesses its performance through its actions in guiding the affairs of the Company. Any Director is free at any time to comment on the Board's performance.

        The Governance Committee will sponsor an annual self-assessment of the Board's performance, the results of which will be discussed with the full Board. The assessment should include a review of any areas in which the Board or management believes the Board can make a better contribution to the governance of the Company. The primary purpose of the review will be to improve the performance of the Board as a unit. The Nominating Committee will utilize the results of the Board evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board.

        As provided in the charters for each of the Audit Committee, Nominating Committee, Governance Committee and Compensation and Option Committee, such committees will each conduct an annual self-assessment of the committee's performance.

24.   Directors Who Change Their Present Job Responsibility

        Any Director who retires or changes the principal occupation they held at the time they were elected to the Board should voluntarily resign. The Board will then review the continued appropriateness of Board membership given the change in circumstances.

25.   Term Limits

        The Board does not believe term limits are appropriate at Starwood. While mandatory turnover would provide fresh viewpoints to the Board, term limits have the compelling disadvantage of losing the contribution of directors who have a unique insight into the business of Starwood and its operations. The Board believes it would be unwise to discard such value through the premature termination of a director.

26.   Retirement Age

        The Charter for the Nominating and Governance Committee provides that a Director will retire from the Board at the conclusion of the Director's term of office that includes the director's 72nd birthday.

27.   Formal Evaluation of the Chief Executive Officer

        The Compensation and Option Committee evaluates the Chief Executive Officer annually, and reviews its actions with the Board of Directors. The Board communicates its views to the Chief Executive Officer through the Chairman of the Compensation and Option Committee. The Committee's evaluation of the Chief Executive Officer is based upon a combination of objective and subjective criteria and is discussed fully each year in the Corporation's annual proxy statement.

28.   Succession Planning

        The Chairman and Chief Executive Officer will report annually to the Board on succession planning for senior executive positions, including a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company, if all or a portion of the senior officers should unexpectedly become unable to perform their duties. The short-term succession plan shall be in effect until the Board has the opportunity to consider the situation and take action, when necessary.

29.   Management Development

        The Chairman and Chief Executive Officer will report regularly to the Compensation and Option Committee on the Company's management development activities.

30.   Board Interaction with Institutional Investors, the Press, Customers, Etc.

        The Board looks to Management to speak for the Company, but recognizes that individual directors may sometimes communicate with third parties on matters affecting the Company. Before doing so, to the extent feasible, Directors are encouraged to consult with Management and afterwards, shall brief Management where appropriate. Effective Board and Committee meetings require open and frank discussions among the Directors. Consequently, except as otherwise required by law, SEC regulations and the requirements of the NYSE, Directors are expected to maintain Board and Committee discussions and deliberations in strict confidence.

ANNEX B

        STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
AND
STARWOOD HOTELS & RESORTS

CHARTER OF THE AUDIT COMMITTEES
OF
THE BOARD OF DIRECTORS
AND
BOARD OF TRUSTEES

Organization

        The Board of Directors of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") and the Board of Trustees (together, with the Board of Directors of the Corporation, the "Board") of Starwood Hotels & Resorts (the "Trust" and, together with the Corporation, the Company) have adopted this charter to govern the operations of their respective audit committees. The committees shall review and reassess the charter at least annually and recommend any necessary or advisable changes to the Board. The committees shall be comprised of members of, and appointed by, the Board and shall consist of at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent as long as they meet the independence requirements of the New York Stock Exchange (the "NYSE") and the Securities Exchange Act of 1934, as amended, and the rules thereunder (the "Exchange Act"). All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," as defined by regulations of the Securities and Exchange Commission (the "SEC").

Purpose

        The audit committees shall provide assistance to the Board in fulfilling its oversight responsibility relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committees to maintain free and open communication between the committees, independent auditors, the internal auditors, and management of the Company.

        In discharging their oversight role, the committees are empowered to investigate any matter brought to their attention with full access to all books, records, facilities and personnel of the Company and have the authority to engage independent counsel and other advisers as they determine necessary to carry out their duties.

Duties and Responsibilities

        The primary responsibility of the audit committees is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the board. While the audit committees have the responsibilities and powers set forth in this Charter, it is not the duty of the audit committees to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. Nothing in this

Charter is intended to expand applicable standards of liability for directors of the Corporation or trustees of the Trust.

        The committees, in carrying out their responsibilities, believe their policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committees should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the audit committees. These are set forth as a guide with the understanding that the committees may supplement them as appropriate.

        The committees shall be directly responsible for the appointment, compensation, retention and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the audit committees. The committees also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The committees shall pre-approve all audit and significant non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committees may delegate pre-approval authority to a member of the audit committees. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committees at their next scheduled meeting.

        At least annually, the committees shall obtain and review a report by the independent auditors describing:

  •
  The firm's internal quality control procedures.

  •
  Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

  •
  All relationships between the independent auditors and the Company in order that the committees may consider the independence of the independent auditors.

        In addition, the committees shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and the requirements of the NYSE.

        The committees shall discuss with the internal auditors and the independent auditors the overall scope, plans and results for their respective audits, including the adequacy of staffing and compensation. Also, the committees shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk and legal and ethical compliance programs, including the Company's Code of Conduct.

        Periodically the committees shall meet separately with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committees shall regularly review with the independent auditors any difficulties the independent auditors encountered in the course of the audit work, including any restrictions on the scope of its activities or on access to requested information, and any significant disagreements with management.

        The committees shall receive a report from the independent auditors, prior to the filing of the audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management.

        The committees shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

        The committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The committees' discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance. Subject to the foregoing, members of the audit committees are not responsible for the specifics of any projections, forecasts or forward-looking statements relating to the Company's future performance.

        The committees shall discuss the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committees shall discuss the results of the quarterly review and any other matters required to be communicated to the committees by the independent auditors under generally accepted auditing standards.

        The committees shall discuss with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), Also, the committees shall discuss the results of the annual audit and any other matters required to be communicated to the committees by the independent auditors under generally accepted auditing standards.

        The committees shall discuss periodically with management and the independent auditors policies with respect to risk assessment and risk management.

        The committees shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        The committees shall prepare their report to be included in the Company's annual proxy statement, as required by SEC regulations and shall prepare the annual written affirmation required by the NYSE concerning the adequacy of this charter and the independence, financial literacy and financial management expertise of the Committees' members.

        The committees shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The committees may conduct any evaluation or review in such manner as they deem appropriate

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor Hotel
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DETACH HERE FROM PROXY VOTING CARD

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DETACH HERE FROM PROXY VOTING CARD

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor Hotel
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Detach here from proxy voting card.

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor Hotel
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DETACH HERE FROM PROXY VOTING CARD

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor Hotel
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DETACH HERE FROM PROXY VOTING CARD.

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 9, 2003
Sheraton Inner Harbor Hotel
300 S. Charles Street
Baltimore, MD 21201

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 8, 2003 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposals 3, 4 and 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        If the shares represented by this card are held for a participant in the Starwood Hotels & Resorts Worldwide, Inc. 401(k) Savings and Retirement Plan, this card will constitute an instruction to the Trustee to vote the number of shares held on the record date in all of the plan accounts of the undersigned in accordance with the instructions indicated hereon. If you do not give the Trustee timely voting instructions, your shares will be voted by the Trustee in the same proportion as the shares for which the Trustee has received timely instructions. You must return your instruction card to the Trustee on or prior to 5:00 p.m., Eastern Time, on Wednesday, May 7th, 2003.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the
Internet as described on the reverse side.)

Detach here from proxy voting card.

Please mark your votes as indicated in this example	☒

The Directors Recommend a Vote "FOR" Proposals 1 and 2.

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors:	☐	☐
Nominees: 01. Chapus 02. Ryder 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.	☐	☐	☐
A Vote "AGAINST" Proposals 3, 4 and 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Stockholder proposal requesting the Board of Directors to establish a policy of expensing the costs of future stock option grants.	☐	☐	☐
4. Stockholder proposal requesting the Board of Directors to adopt an executive compensation policy to grant indexed stock options to senior executives.	☐	☐	☐
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
Signature(s)	Signature(s)	Date:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DETACH HERE FROM PROXY VOTING CARD

Authorize a Proxy by Internet or Telephone or Vote by Mail
Internet and Telephone Voting is available
24 hours a day, 7 days a week, through 11 pm
Eastern Time the day prior to the Annual Meeting date.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hot		Telephone 1-800-435-6710		Mail
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Wait! There's an easier way to authorize a proxy.

Also, you can elect to receive future proxy materials and annual reports via the Internet.

By Telephone			By Internet

It's fast and convenient. Your authorization is immediately confirmed and posted.

Using a touch-tone phone,
call the toll-free phone number
which appears
on your voting form.

Just follow these four easy steps:		• • • • • • • • •
It's fast and convenient. Your authorization is immediately confirmed and posted. You also can register to get all future materials by Internet.

Go to Web site:
WWW.PROXYVOTE.COM

			Just follow these four easy steps:
		•
1.	Read the accompanying Proxy Statement and voting instruction form.	• •	1.	Read the accompanying Proxy Statement and voting instruction form.
2.	Call the toll-free number shown on the voting instruction form.	• •	2.	Go to the Web site, www.proxyvote.com
3.	Enter your 12-digit control number located on your voting instruction form.	• •	3.	Enter your 12-digit control number located on your voting instruction form.
4.	Follow the simple recorded instructions.	• •	4.	Follow the simple instructions.
		•
Your vote is important! Call 24 hours a day		• •	Your vote is important! Go to WWW.PROXYVOTE.COM

If you authorize a proxy by telephone or Internet,
do not return your voting instruction form.
Thank you for voting.

QuickLinks

2003 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS OF STARWOOD HOTELS & RESORTS WORLDWIDE, INC. A Maryland Corporation
Table of Contents
WHO CAN HELP ANSWER YOUR QUESTIONS?
Starwood Hotels & Resorts Worldwide, Inc. 1111 Westchester Avenue White Plains, New York 10604 Attention: Investor Relations Phone Number: (914) 640-8100
D.F. King & Co., Inc. 77 Water Street New York, New York 10005 Phone Number: (888) 605-1957 (toll free)
STARWOOD HOTELS & RESORTS WORLDWIDE, INC. PROXY STATEMENT FOR ANNUAL MEETING TO BE HELD MAY 9, 2003
THE ANNUAL MEETING AND VOTING—QUESTIONS AND ANSWERS
CORPORATE GOVERNANCE
ELECTION OF DIRECTORS
CHANGE IN INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSAL NUMBER 1: STOCK OPTION EXPENSING
STOCKHOLDER PROPOSAL NUMBER 2: INDEXED OPTIONS
STOCKHOLDER PROPOSAL NUMBER 3: DISCONTINUANCE OF THE CLASSIFIED BOARD
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Equity Compensation Plan Information—December 31, 2002 (In millions, except per Share amounts)
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in 2002
Aggregated Option/SAR Exercises in 2002 and December 31, 2002 Option/SAR Values
COMPENSATION AND OPTION COMMITTEE REPORT
STOCKHOLDER RETURN PERFORMANCE
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
SOLICITATION COSTS
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING